SPECTRUM CENTER

OFFICE LEASE
BASIC LEASE INFORMATION
1.    Date of Lease: January 24, 2018
2.    Building:
a.    Name:             Spectrum Center
b.    Address:         5080 Spectrum Drive, Addison, Texas 75001
c.    Building Rentable Area: 613,858 square feet

3.    Tenant: Elevate Credit, Inc.
4.    Premises:
A.    Initial Premises (herein so called) of 39,742 square feet situated in Suite 200 on the 2nd floor of the Building
B.    Additional Premises (herein so called) of 12,847 square feet situated in Suite 200B on the 2nd floor of the Building
5.    Basic Rent:
Initial Premises:

Rental Period	Annual Rate Per Square Foot of Premises Rentable Area	Basic Monthly Rent
Months 1-7	[****]	[****]*
Months 8-21	[****]	[****]
Months 22-33	[****]	[****]
Months 34-45	[****]	[****]
Months 46-57 Months 58-69 Months 70-81 Months 82-93	[****] [****] [****] [****]	[****] [****] [****] [****]

Additional Premises:

Rental Period**	Annual Rate Per Square Foot of Premises Rentable Area	Basic Monthly Rent
Months 1-9	[****]	[****]
Months 10-21	[****]	[****]
Months 22-33	[****]	[****]
Months 34-45	[****]	[****]
Months 46-57 Months 58-69 Months 70-81	[****] [****] [****]	[****] [****] [****]
** The rental periods for purposes of the Additional Premises commence on the Commencement Date for the Additional Premises, as set forth below.

6.    Estimated Additional Rent per Square Foot for 2018 Calendar Year with respect to the Initial Premises: [****] plus Electrical Expenses (defined in Section 2.2.1(a)): $1.25; Estimated Monthly Additional Rent for 2018 Calendar Year: [****] plus Electrical Expenses: $4,139.79.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Additional Rent for the Additional Premises shall be determined as of the Commencement Date for the Additional Premises.

7.    Estimated Monthly Total Rent for 2018 Calendar Year with respect to the Initial Premises: [****], plus Electrical Expenses; provided however, that payments of Basic Rent and Additional Rent (other than Electrical Expenses) shall be abated as to the entire Initial Premises during the first seven (7) months of the original Term.
Monthly Total Rent for the Additional Premises shall be determined as of the Commencement Date for the Additional Premises.
8.    i.    Tenant's Share for the Premises Rentable Area of the Initial Premises: 6.47% (See subsection 1.1.2)
ii.    Tenant's Share for the Premises Rentable Area of the Additional Premises: 2.09% (See subsection 1.1.2)
9.    Term: Ninety-Three (93) months, commencing as of the Commencement Date for the Initial Premises.
10.    i.    Commencement Date for the Initial Premises: October 1, 2018
ii.    Commencement Date for the Additional Premises: October 1, 2019, provided Tenant may commence business in the Additional Premises following the Commencement Date for the Initial Premises. In the event Tenant commences business in the Additional Premises prior to October 1, 2019, for the period from the date Tenant commences business to the day preceding the Commencement Date for the Additional Premises, Tenant shall only be obligated to pay with respect to the Additional Premises Tenant's proportionate share of Additional Rent and Electrical Expenses relating to the Additional Premises.
11.    Expiration Date: June 30, 2026
12.    Permitted Use: General office use.
13.    Security Deposit: [****]
14.    Guarantor: None required
15.    Addresses:

Landlord: COP-Spectrum Center, LLC 5601 Granite Parkway, Suite 800 Plano, Texas 75024	Tenant:Elevate Credit, Inc. (Prior to the Commencement Date)
Attention: Director of Leasing	5080 Spectrum Drive, 2nd Floor
Phone: 972-731-2300	Addison, Texas 75001
Fax: 972-731-2360	Attention: Legal Department
Phone: 817-928-1500
Fax: 817-928-1500
Email: counsel@elevate.com
(From and after the Commencement Date)
Elevate Credit, Inc.
5080 Spectrum Drive, 2nd Floor
Addison, Texas 75001
Attention: Legal Department
Phone: 817-928-1500
Fax: 817-928-1500

16.    Parking:

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

0 Reserved spaces at $75.00* per month per each

Premises Parking:
4 Unreserved guaranteed spaces in the Garage for every 1,000 square feet of Premises Rentable Area in the Premises at $0.00 per month per each.

Additional Parking:
1.25 Unreserved spaces for every 1,000 square feet in the Premises (Subject to Exhibit F attached hereto).*

* Tenant shall have the right to convert certain unreserved spaces to reserved spaces, as set forth in Exhibit F attached hereto.

17.    Tenant's Improvements:

Finish Allowance: $47.50 per square foot of Premises Rentable Area (Subject to Exhibit D).

18.    Tenant Broker: (See Section 15.7)

19.    Landlord Broker: (See Section 15.7)

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

TABLE OF CONTENTS
FOR OFFICE LEASE

EXHIBITS TO OFFICE LEASE
Exhibit A    Land Legal Description
Exhibit B    Premises Floor Plan
Exhibit C    Rules and Regulations
Exhibit D    Work Letter
Exhibit D-1    Standard Contractor Addendum
Exhibit E    Acceptance of Premises Memorandum
Exhibit F    Parking Agreement
Exhibit G    Approved Signage
Rider 1         Tenant's On-Going Right of First Refusal
Schedule A    Refusal Space
Rider 2        Renewal Option
Rider 3        Right to Sublease or Assign to Affiliate
Rider 4        Termination Option
Rider 5        Cap on Certain Operating Expenses
Rider 6        Right to Audit
Rider 7        Janitorial Specifications

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

OFFICE LEASE

This Office Lease (this "Lease") is made by and between COP-Spectrum Center, LLC ("Landlord"), and Elevate Credit, Inc., a Delaware corporation ("Tenant"). The Basic Lease Information attached hereto as pages i through iii (the "Basic Lease Information") and all exhibits and other attachments to this Lease are incorporated into this Lease and made a part hereof. Capitalized terms used in this Lease without definitions have the respective meanings assigned to them in the Basic Lease Information.
ARTICLE 1
TERM AND POSSESSION
SECTION 1.1    LEASE OF PREMISES, COMMENCEMENT AND EXPIRATION.
1.1.1    Lease of Premises. The Building is constructed on the land described in Exhibit A attached hereto (the "Land") and is located adjacent to and served by an above-grade, multi-level subterranean parking garage (the "Garage"). In consideration of the mutual covenants herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, subject to all the terms and conditions of this Lease. The Premises are shown as the crosshatched area on Exhibit B attached hereto. The Building, the Garage, the Land and all other improvements located thereon and appurtenances thereto are referred to collectively herein as the "Property".
1.1.2    Rentable Area. The agreed rentable area of the Premises is stipulated to be the Premises Rentable Area, which is set forth in the Basic Lease Information and has been determined by applying the BOMA method. The Tenant's Share stipulated in the Basic Lease Information has been calculated by dividing the Premises Rentable Area by the Building Rentable Area, then expressing such quotient as a percentage.
1.1.3    Term and Commencement. The Term of this Lease shall commence on the Commencement Date and, unless sooner terminated pursuant to the terms of this Lease, shall expire, without notice to Tenant, on the Expiration Date. In the event the Commencement Date occurs on other than on the first day of the month, such partial month shall be added to the Term and the Expiration Date shall be the last day of the last month of the Term.
SECTION 1.2    COMPLETION AND DELIVERY OF PREMISES.
1.2.1    Construction of Tenant's Improvements. Tenant's Improvements shall be constructed by Tenant in the Premises as defined and provided in the Work Letter attached hereto as Exhibit D. Tenant acknowledges that the Premises are being delivered to Tenant "as is, where is", except for latent defects, and that Tenant shall be responsible for constructing Tenant's Improvements at Tenant's sole cost and expense, subject only to Landlord's funding of the Finish Allowance, as set forth in the Work Letter. As of the Commencement Date for the Additional Premises, the Premises shall be deemed to include both the Initial Premises and the Expansion Premises.
1.2.2    Acceptance of Premises Memorandum. Within ten (10) business days after Substantial Completion of Tenant's Improvements, Landlord and Tenant shall execute the Acceptance of Premises Memorandum (herein so called) in the form attached hereto as Exhibit E; provided, however, that in the event Tenant occupies the Premises for the purpose of conducting its business therefrom and fails to timely execute an Acceptance of Premises Memorandum, the Premises shall be deemed to be Substantially Complete (as defined in the Work Letter) and suitable for the Permitted Use without Tenant's execution of an Acceptance of Premises Memorandum.
1.2.3    Occupancy of the Premises. Other than for construction of Tenant's Improvements as described in Exhibit D, Tenant shall have no right to occupy any portion of the Premises for the conduct of business prior to Substantial Completion of Tenant's Improvements. Notwithstanding the foregoing, Tenant and Tenant's contractors and consultants shall have the right to enter upon the Premises with Landlord's prior written approval, such approval not to be unreasonably withheld or delayed, to perform installation of Tenant's Improvements, together with the installation of Tenant's telephone systems, office equipment, trade fixtures and furnishings, provided that such entry shall be subject to all terms and conditions of this Lease other than the obligation to pay Rent and NNN's.
SECTION 1.3    REDELIVERY OF THE PREMISES. Upon the expiration or earlier termination of this Lease or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease pursuant to subsection 13.2.2 below, Tenant shall immediately deliver to Landlord the Premises in a safe, clean, neat, sanitary and operational condition, ordinary wear and tear, damage by casualty and/or condemnation and repairs required to be made by Landlord hereunder excepted, together with all keys and parking and access cards. At Landlord's option, all fixtures installed in the Premises shall remain therein and become the property of Landlord.
SECTION 1.4    HOLDING OVER. In the event Tenant retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall constitute a tenancy at sufferance only, subject, however, to all of the terms, provisions, covenants and agreements on the part of Tenant hereunder. In such event, Tenant shall be subject to immediate eviction and removal and shall pay Landlord as rent for the first month of the period of such holdover an amount equal to one and one quarter (1-1/4) times the Basic Annual Rent and Additional Rent (each as hereinafter defined), and for the succeeding

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

months of the period of such holdolver shall pay Landlord as rent an amount equal to one and one-half (1-1/2) times the Basic Annual Rent and Additional Rent in effect immediately preceding expiration or termination, as applicable, which payments shall be due and payable on or before the first (1st) day of each month during any holdover period. Tenant shall also pay any actual and consequential damages sustained by Landlord as a result of such holdover but Tenant shall not be liable for punitive or exemplary damages.
ARTICLE 2
RENT
SECTION 2.1    BASIC RENT. Tenant shall pay as annual rent for the Premises the product of the Premises Rentable Area times the annual rate per square foot of Premises Rentable Area shown in the Basic Lease Information (such product is herein called "Basic Annual Rent"). The Basic Annual Rent shall be payable in monthly installments equal to the applicable Basic Monthly Rent shown in the Basic Lease Information, and the monthly installments of Basic Annual Rent shall be due in advance, without demand, offset or deduction, commencing on the Commencement Date and continuing on the first (1st) day of each calendar month thereafter unless otherwise provided herein. If the Commencement Date occurs on a day other than the first day of the calendar month, the Basic Monthly Rent for such partial month shall be prorated. Upon execution of this Lease, Tenant shall pay to Landlord an amount equal to the initial monthly installment of Rent due hereunder and such amount shall be applied to the first installment of Rent due hereunder. All payments shall be payable to Landlord and sent to the payment address or routing number provided to Tenant by Landlord. All payments shall be in the form of check or wire transfer unless otherwise designated by Landlord, provided that payment by check shall not be deemed made if the check is not duly honored with good funds.
SECTION 2.2    ADDITIONAL RENT.
2.2.1    Definitions. For purposes of this Lease, the following definitions shall apply:
(a)    "Additional Rent" shall mean the sum of: (i) Tenant's Share multiplied by the Operating Expenses (hereinafter defined) and Taxes (hereinafter defined) for the calendar year in question, plus (ii) Tenant's Share multiplied by all costs incurred by Landlord to supply electricity to the Property, as determined in good faith by Landlord ("Electrical Expenses"), plus (iii) any applicable rental, excise, sales, transaction, business activity tax or levy, imposed upon or measured by the rental required to be paid by Tenant under this Lease during the calendar year in question. ("Rental Tax").
(b)    "Operating Expenses" shall mean all of the costs and reasonable expenses Landlord incurs, pays or becomes obligated to pay in connection with operating, maintaining, insuring and managing the Property for a particular calendar year or portion thereof, as reasonably determined by Landlord in accordance with sound accounting principles and all taxes thereon, including, without limitation, all costs of maintaining and managing the Building or any part thereof to be sustainable and conform with the USGBC's LEED rating system (as the same may be modified or updated and as applicable to the Building) or such other sustainability or "green building" certification system as may be selected by Landlord from time to time (individually and collectively "LEED Certification"). Notwithstanding the foregoing, the term Operating Expenses shall not include:
(i)    management fees ("Management Fees") payable to the property management company managing the Property (the "Property Manager"), which Property Manager may be an affiliate of Landlord, in excess of the amounts reasonably customary in the marketplace for office buildings comparable to the Building
(ii)    Reasonable legal services, if incurred:
(A)    in connection with tenant defaults, lease negotiations or procuring new tenants, or
(B)    as the result of a specific claim or action for which another tenant in the Building is obligated under its lease to pay Landlord's legal fees; and
(iii)    any capital expenditures except for:
(A)    the cost of any improvements made to the Property by Landlord that are required under any governmental law or regulation which was not promulgated, or which was promulgated but was not applicable to the Building, at the time the Building was constructed, amortized over such period as Landlord shall reasonably determine (but not less than the useful life of such improvement), together with an amount equal to interest on the unamortized balance thereof at a rate which is equal to the sum of two percent (2%) per annum plus the annual "Prime Rate" published by The Wall Street Journal in its listing of "Money Rates," or if such rate is no longer published, a comparable rate of interest listed in a nationally circulated publication reasonably selected by Landlord, provided that such sum may in no event exceed the maximum interest allowed to be contracted for under applicable law (such sum is herein called the "Amortization Rate");
(B)    the cost of any improvement made to the Common Areas or Service Corridors of the Property that is required under interpretations or regulations issued after the Commencement Date

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

under, or amendments made after the Commencement Date to, the applicable provisions of state law which apply to persons with disabilities and the provisions of the American With Disabilities Act of 1990, 42 U.S.C. §§ 12101-12213 (such statutes, interpretations and regulations are herein collectively called the "Disability Acts"), amortized over such period as Landlord shall reasonably determine (but not less than the useful life of such improvement), together with an amount equal to interest on the unamortized balance thereof at a rate which, on the date the improvement in question is fully completed, is equal to the Amortization Rate;
(C)    the cost of any other equipment installed in, or capital improvement made to, the Building to the extent such equipment reduces Operating Expenses, increases energy efficiency and/or decreases the Building's use of natural resources or eliminates waste of the same, amortized over such period as is reasonably determined by Landlord (but not less than the useful life of such improvement), together with an amount equal to interest on the unamortized balance thereof at a rate, which on the date the device or equipment in question is fully installed, is equal to the Amortization Rate;
(D)    the cost of any improvements to the Building or equipment installed in or on the Building in connection with maintaining LEED Certification, amortized over such period as is reasonably determined by Landlord (but not less than the useful life of such equipment), together with an amount equal to interest on the unamortized balance thereof at a rate, which on the date the improvement is completed or the equipment installed is equal to the Amortization Rate;
(iv)    any costs or reasonable expenses associated with the leasing, marketing, solicitation, negotiation and execution of leases in the Building, including, without limitation, promotional and advertising expenses, commissions, finders fees and referral fees, accounting, legal and other professional fees and expenses relating to the negotiation and preparation of any lease;
(v)    any costs or expenses originally incurred in connection with the initial design and construction of the Building;
(vi)    any portion of the wages, salaries, benefits, reimbursable expenses and taxes (or allocations thereof) paid to full and part time personnel of Landlord or Property Manager (collectively, "Compensation Expenses") to the extent any employee's time is devoted to efforts unrelated to the maintenance and operation of the Building, provided that in no event shall Compensation Expenses of Property Manager which are included in Operating Expenses exceed the then prevailing market compensation expense for a full-time building manager in comparable office buildings;
(vii)    any costs or expenses incurred in connection with upgrading the Building to comply with life safety codes, ordinances, statutes or other laws in effect prior to the Commencement Date or to comply with a tenant's separate specific request;
(viii)    any costs or expenses related to monitoring, testing, removal, cleaning, abatement or remediation of any Hazardous or Toxic Materials (hereinafter defined) in the Building or on the Land except for such costs and expenses which related to monitoring, testing, removal, clearing, abatement or remediation of substances which were designated as Hazardous or Toxic Materials after the Effective Date;
(ix)    any costs of any service or items sold or provided to tenants or other occupants for which Landlord or Landlord's managing agent has been or is entitled to be reimbursed by such tenants or other occupants for such service;
(x)    any costs or expenses in connection with services or other benefits which are provided to another tenant or occupant of the Building and which do not benefit Tenant;
(xi)    any costs for the purchase of sculptures, paintings, fountains or other objects of art or the display of such items;
(xii)    any increase in Landlord's insurance premiums caused by a specific use of another tenant;
(xiii)    any Operating Expense covered by insurance or condemnation proceeds or reimbursed pursuant to warranty or service contracts;
(xiv)    any costs or expenses incurred in connection with the renovation of space or construction of improvements for another tenant of the Building; or
(xv)    Electrical Expenses.
(c)    "Taxes" shall mean (i) all real estate taxes and other taxes or assessments which are levied with respect to the Property or any portion thereof for each calendar year (but excluding any penalties thereon), (ii) any tax, surcharge or assessment, however denominated, including any excise, sales, capital stock, assets, franchise, transaction, business activity, privilege or other tax (other than Rental Tax), which is imposed upon Landlord or the Property and which is

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

attributable to rent or other revenue derived from the Property or which is imposed as a supplement to or in lieu of real estate taxes or as a means of raising government revenue to replace revenue lost because of a reduction in real estate taxes, and (iii) the costs and expenses of a consultant, if any, or of contesting the validity or amount of any tax, surcharge or assessment described in clause (i) or (ii) above.
2.2.2    Gross-Up. If the Building is not 95% occupied during any calendar year or partial calendar year or if Landlord is not supplying services to 95% of the total square footage of Building Rentable Area at any time during a calendar year or partial calendar year, Operating Expenses and Electrical Expenses shall be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the square footage of Building Rentable Area during that calendar year; provided, however, that Landlord agrees that Landlord will not collect or be entitled to collect Operating Expenses and Electrical Expenses from all of its tenants of the Building in an amount which is in excess of one hundred percent (100%) of the Operating Expenses and Electrical Expenses actually paid or incurred by Landlord in connection with the operation of the Property. The extrapolation of Operating Expenses and Electrical Expenses under this subsection 2.2.2 shall be performed by Landlord by adjusting Electrical Expenses and the cost of those components of Operating Expenses that are impacted by changes in the occupancy of the Building, including, without limitation, janitorial services and management fees.
2.2.3    Payment Obligation. In addition to the Basic Rent specified in this Lease, Tenant shall pay to Landlord the Additional Rent in monthly installments as hereinafter provided. By the Commencement Date (or as soon thereafter as is reasonably possible), Landlord shall give Tenant written notice of Tenant's estimated Additional Rent for the remainder of the calendar year in which the Commencement Date occurs and the amount of the monthly installment of Additional Rent due for each month during such year. Landlord shall use reasonable efforts to provide Tenant with written notice of Tenant's estimated Additional Rent for the next calendar year and the amount of the monthly installment of Additional Rent due for such year by December 15 of each calendar year or as soon thereafter as is reasonably possible. Landlord shall have the right to increase Tenant's estimated Additional Rent during any calendar year by providing Tenant with at least 30 days' advance written notice if Landlord reasonably believes Operating Expenses, Electrical Expenses and/or Taxes have increased (or are likely to increase) during such year. Beginning on the Commencement Date and continuing on the first day of each month thereafter, Tenant shall pay to Landlord the applicable monthly installment of Additional Rent, without demand, offset or deduction, provided, however, if the applicable installment covers a partial month, then such installment shall be prorated on a daily basis. Notwithstanding the foregoing, payments of Additional Rent (other than Electrical Expenses) shall be abated as to the Initial Premises during the first seven (7) months of the original Term.
(a)    Within ninety (90) days after the end of each calendar year or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent for the applicable calendar year. If Tenant's total monthly payments of estimated Additional Rent for the applicable year are less than Tenant's actual Additional Rent, then Tenant shall pay to Landlord the amount of such underpayment. If Tenant's total monthly payments of estimated Additional Rent for the applicable year are more than Tenant's actual Additional Rent, then Landlord shall pay such amount to Tenant or, at Landlord's option, credit against the next Additional Rent payment or payments due from Tenant the amount of such overpayment. This provision shall survive the expiration or earlier termination of this Lease with respect to the calendar year in which the Expiration Date or termination occurs.
(b)    Within ninety (90) days after the Expiration Date or termination date of this Lease or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement (the "Final Additional Rent Statement") showing Tenant's actual Additional Rent for the period beginning January 1 of the year in which the Expiration Date or termination date occurs and ending on the Expiration Date or termination date (such period is herein called the "Final Additional Rent Period"). Landlord shall have the right to calculate the actual Operating Expenses, and Additional Rent allocable to the Final Additional Rent Period which are not determinable within such ninety (90) day period. If the aggregate of Tenant's monthly payments of estimated Additional Rent for the Final Additional Rent Period are less than Tenant's actual Additional Rent for such period as set forth in the Final Additional Rent Statement, then Tenant shall pay to Landlord the amount of such underpayment. If Tenant's monthly payments of estimated Additional Rent for the Final Additional Rent Period are more than Tenant's actual Additional Rent for such period as set forth in the Final Additional Rent Statement, Landlord shall pay to Tenant the amount of such excess payments, less any amounts then owed to Landlord.
(c)    Landlord will cause adequate books and records to be maintained to permit Tenant to verify computations of Operating Expenses, Electrical Expenses, Taxes and other amounts relevant to Tenant's obligations under this Lease in accordance with the provisions hereinafter set forth. Unless Tenant takes written exception to any item within ninety (90) days after delivery to Tenant of an annual statement or a statement delivered for the final Additional Rent period, such statement shall be considered as final and accepted by Tenant. Within ten (10) business days following a request from Tenant, Landlord shall furnish written explanations to Tenant in reasonable detail for any computation made under this Lease. If Tenant questions such computation following receipt of such explanation, Tenant shall give notice

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

thereof to Landlord, and Landlord and Tenant shall, within twenty (20) business days thereafter, discuss, in good faith, such computation.
2.2.4    Real Estate Tax Protest. With regard to Section 41.413 of the Texas Tax Code, Tenant hereby waives its rights under the provisions of Section 41.413 of the Texas Tax Code (or any successor thereto). In consideration therefor, Landlord agrees to contest Taxes, assessed against the Premises and/or the Building where and to the extent a reasonably prudent property owner of comparable property would do so if the owner itself had to pay all property taxes without reimbursement by tenants.
SECTION 2.3    RENT DEFINED AND NO OFFSETS. Basic Annual Rent, Additional Rent and all other sums (whether or not expressly designated as rent) required to be paid to Landlord by Tenant under this Lease (including, without limitation, any sums payable to Landlord under any addendum, exhibit or schedule attached hereto) shall constitute rent and are sometimes collectively referred to as "Rent". Each payment of Rent shall be paid by Tenant when due, without prior demand therefor and without deduction or setoff.
SECTION 2.4    LATE CHARGES; INTEREST RATE. If any two or more Rent payments due within a twelve (12) month period under this Lease shall not be paid within five (5) business days of the date such payment is due, a "Late Charge" of [****] of the second or additional payment then overdue may be charged by Landlord to defray Landlord's administrative expense incident to the handling of such overdue payments. Furthermore, any amount due from Tenant to Landlord which is not paid within ten (10) business days after the date due shall bear interest at the lower of (i) [****] per annum or (ii) [****], from the date such payment is due until paid.
ARTICLE 3
SECURITY DEPOSIT
If a Security Deposit is specified in the Basic Lease Information, Tenant will pay Landlord on the Date of Lease such Security Deposit as security for the performance of the terms hereof by Tenant. Tenant shall not be entitled to interest thereon and Landlord may commingle such Security Deposit with any other funds of Landlord. The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. If a default by Tenant shall occur under this Lease, Landlord may, but shall not be required to, from time to time, without prejudice to any other remedy, use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises. If Landlord shall use, apply or retain all or any part of the Security Deposit as provided for above, Tenant shall restore the Security Deposit to the amount set forth in the Basic Lease Information within thirty (30) days after receipt of written notice from Landlord. If Tenant performs every material provision of this Lease to be performed by it, including an end of Term walk through with the Landlord, the Security Deposit shall be returned to Tenant within thirty (30) days after the Expiration Date. Notwithstanding anything to the contrary contained herein, provided no default by Tenant under this Lease then-exists as of the expiration of the sixty-ninth (69th) month of the Term, the uncured monetary amount of the Security Deposit shall be reduced by $134,671.66, such that the total amount of the Security Deposit shall thereafter be $269,343.33. Likewise, upon the expiration of the eighty-first (81st) month of the Term, provided no default by Tenant under this Lease then-exists, the then outstanding amount of the Security Deposit shall be further reduced by $134,671.66, such that the total amount of the Security Deposit shall thereafter be $134,671.67.
ARTICLE 4
OCCUPANCY AND USE

SECTION 4.1        USE OF PREMISES.

4.1.1    General. The Premises shall, subject to the remaining provisions of this Section, be used solely for the Permitted Use. Without limiting the foregoing, Tenant shall comply with all laws, statutes, ordinances, orders, permits and regulations affecting Tenant's use and occupancy of the Premises. Tenant will not do or permit anything which may disturb the quiet enjoyment of any other tenant of the Property. Tenant shall not permit the occupancy of the Premises to exceed a ratio of more than one (1) person per two hundred (200) square feet of Premises Rentable Area.
4.1.2    Landlord's Compliance Obligation. Landlord shall comply with all laws, statutes, ordinances, orders and regulations relating to the Property, and Tenant shall comply with the laws discussed in subsection 4.1.1) as of the Date of Lease. Landlord shall also be responsible for causing the Common Areas to be in compliance with the Disability Acts.
4.1.3    Hazardous and Toxic Materials.
(a)    For purposes of this Lease, hazardous or toxic materials shall mean asbestos containing materials and all other materials, substances, wastes and chemicals classified as hazardous or toxic substances, materials, wastes or chemicals (individually and collectively, "Hazardous or Toxic Materials") under then-current applicable governmental

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

laws, rules or regulations or that are subject to any right-to-know laws or requirements (individually and collectively, "Environmental Laws").
(b)    Tenant shall not knowingly incorporate into, or use or otherwise place or dispose of at the Premises or any other portion of the Property, any Hazardous or Toxic Materials, except for use and storage of cleaning and office supplies used in the ordinary course of Tenant's business and then only if (i) such materials are in small quantities, properly labeled and contained, and (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal. If Tenant or its employees, agents or contractors shall ever violate the provisions of paragraph (b) of this subsection 4.1.3 or otherwise contaminate the Premises or the Property, then, at Landlord's election, either Tenant or Landlord shall clean, remove and dispose of the material causing the violation, in compliance with all applicable governmental standards, laws, rules and regulations and then prevalent industry practice and standards (the "Remediation Work"). In the event Tenant performs such work, Tenant shall repair any damage to the Premises or the Property (collectively with the Remediation Work, "Tenant's Environmental Corrective Work") in such period of time as may be reasonable under the circumstances after written notice by Landlord. In the event Landlord performs the Tenant's Environmental Corrective Work, within thirty (30) days after receiving an invoice, Tenant shall reimburse Landlord for the costs incurred by Landlord to perform such Tenant's Environmental Corrective Work. Tenant's obligations under this subsection 4.1.3(b) shall survive the expiration or earlier termination of this Lease.
(c)    Landlord has no current knowledge of the presence of, and Landlord shall not knowingly dispose of at the Premises or any other portion of the Property, any Hazardous or Toxic Materials that would materially and adversely affect Tenant's access, use or occupancy of the Premises or otherwise pose any material risk or material threat to the health, safety or welfare of Tenant or any of its employees or guests.
SECTION 4.2    RULES AND REGULATIONS. Tenant will comply with all rules and regulations applying to tenants in the Building and the Garage (the "Rules and Regulations") as may be adopted and uniformly applied from time to time by Landlord for (a) the management, safety, care and cleanliness of, and the preservation of good order and protection of property in, the Premises and the Building and at the Property, (b) the increase in energy efficiency of the Building and the Property, (c) the decrease in the use of natural resources in the Building and the Property or the waste of the same, (d) recycling of reusable items, and (e) such other goals which result in the decrease in the carbon footprint of the Building and the Property. Landlord reserves the right, without approval from Tenant, to rescind, supplement and amend any Rules and Regulations and to waive any Rules and Regulations with respect to any tenant or tenants so long as any change in the Rules and Regulations does not diminish the rights granted to Tenant in this Lease. The Rules and Regulations in effect on the date hereof are attached hereto as Exhibit C and included in Exhibit F to this Lease. All changes and amendments to the Rules and Regulations sent by Landlord to Tenant in writing and conforming to the foregoing standards shall be carried out and observed by Tenant. In the event of any conflict between the Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall prevail. Landlord hereby reserves all rights necessary to implement and enforce the Rules and Regulations.
SECTION 4.3    ACCESS. Without being deemed guilty of an eviction of Tenant and without abatement of Rent, Landlord and its authorized agents shall have the right to enter the Premises during Normal Business Hours upon reasonable notice to Tenant, which notice shall be given at least twenty-four (24) hours in advance, which notice may be oral, to inspect the Premises, to show the Premises to prospective lenders or purchasers, and to fulfill Landlord's obligations or exercise its rights, including, without limitation, Landlord's Reserved Right (as hereinafter defined), under this Lease and, upon Landlord's receipt of a notice of non-renewal from Tenant and in any event during the last six (6) months of the Term, to show the Premises to prospective tenants. Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises in an emergency, and Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock the doors to and within the Premises, excluding Tenant's vaults, safes and IT server room.
SECTION 4.4    QUIET POSSESSION. Provided Tenant timely pays Rent and further provided that no default by Tenant has occurred which continues beyond the expiration of any applicable notice and cure period, Tenant shall have the quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.
SECTION 4.5    PERMITS. Landlord shall obtain the certificate of occupancy (or its equivalent), if any, required for Tenant's occupancy of the Premises following construction of Tenant's Improvements. If any additional governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall procure and thereafter maintain such license or permit. Additionally, if any subsequent alteration or improvement is made to the Premises by Tenant, Tenant shall, at its expense, take all actions to procure any such modification or amendment or additional permit. Tenant and Landlord shall provide any reasonable cooperation and assistance necessary for obtaining such permits.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

ARTICLE 5
UTILITIES AND SERVICES
SECTION 5.1    SERVICES TO BE PROVIDED.
Landlord agrees to furnish to the Premises the utilities and services described in subsections 5.1.1 through 5.1.7 below. As used in this Lease, "Normal Business Hours" shall mean 7:00 A.M. to 6:00 P.M. Monday through Friday, and, if requested by Tenant, 8:00 A.M. to 12:00 P.M. Saturday, except for New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving Day, Christmas Day, and any other national holiday observed by most businesses in the same market area as the Building.
5.1.1    Elevator Service. Landlord shall provide automatic elevator facilities during Normal Business Hours, except during emergencies, and shall have at least one (1) elevator available for use at all other times.
5.1.2    Heat and Air Conditioning. During Normal Business Hours, Landlord shall ventilate the Premises and furnish heat or air conditioning, at such temperatures and in such amounts as is customary in buildings of comparable size and quality to, and in the general vicinity of, the Building, with such adjustments as may be reasonably necessary for the comfortable occupancy of the Premises, subject to events of force majeure and any governmental requirements, ordinances, rules, regulations, guidelines or standards relating to, among other things, energy conservation. Upon reasonable advance request from Tenant, Landlord shall make available to the Premises, at Tenant's expense, heat or air conditioning during periods in addition to Normal Business Hours. Tenant shall submit to Landlord a list of all personnel who are authorized to make such requests. During the first twenty four (24) months of the initial Term of the Lease, the minimum charge and the hourly rate for the use of after-hours heat or air conditioning shall be the lesser of (a) actual costs or (b) $50.00 per hour per floor with a two (2) hour minimum. Thereafter the charge may be reasonably increased from time to time by Landlord in response to cost increases in providing such additional service.
5.1.3    Electricity.
(a)    Landlord shall furnish electrical power for heating and air-conditioning services as described in subsection 5.1.2 and for lighting, including Tenant's lighting and office equipment as described herein. Landlord shall use commercially reasonable efforts to furnish such electrical power in a cost-effective and environmentally responsible manner using environmentally responsible equipment, fixtures and supplies. Landlord shall furnish to the Premises electrical power for Tenant's lighting in compliance with the governing energy code. Additionally, Landlord shall furnish 120 volt power to the Premises for electrical outlets to operate Tenant's standard office equipment and the equipment to be installed in the Premises pursuant to Tenant's Improvements (as defined in the Work Letter). Any additional electrical power required above 120 volts will be considered excess electrical consumption ("Excess Electrical Consumption") and will be separately measured by Submeters ("Submeters") at Tenant's expense. The actual cost of such electrical usage as measured by such Submeters ("Excess Electrical Cost", as hereinafter defined) shall be paid by Tenant. Landlord agrees that Tenant may operate dedicated data/server rooms within the Premises and that all electrical usage of such rooms requiring supplemental air will be separately submetered at Tenant's expense and the electrical usage, as measured by such Submeters shall be paid by Tenant as Excess Electrical Cost. Furthermore, in the event more than one-third (1/3rd) of the Premises Rentable Area is at any time improved with cubicles, Tenant's Improvements shall include the installation of an electrical panel.
(b)    Landlord may, from time to time but no more than once per calendar quarter, engage a reputable consultant to conduct a survey of electrical usage within the Premises (a "Consumption Survey") or install one or more submeters ("Submeters") to measure electrical usage within the Premises or a particular floor of the Premises. If the Consumption Survey or Submeters reflect Excess Electrical Consumption, then (i) Tenant shall be responsible for the costs of the Consumption Survey and/or Submeters, (ii) Tenant shall pay to Landlord, as Rent, the product of (A) the kilowatts of Excess Electrical Consumption during the period in question times (B) the cost per kilowatt of electricity charged to Landlord by the public utility for electricity consumed at the Property during such period (such product is herein called the "Excess Electrical Cost"), and (iii) Landlord shall have the right to install, at Tenant's expense, permanent Submeters to measure the electrical consumption within the Premises. If Landlord installs permanent Submeters as permitted hereunder, Tenant shall, from time to time thereafter within ten (10) days after receiving an invoice from Landlord, pay to Landlord any Excess Electrical Cost reflected by such Submeters and all costs incurred by Landlord to maintain, repair and read the Submeters.
5.1.4    Water. Landlord shall furnish cold water for drinking and cleaning and hot and cold water for lavatory and kitchen (if applicable) purposes only, at the points of supply generally provided in the Building.
5.1.5    Janitorial Services. Landlord shall provide janitorial services to the occupied portion of the Premises comparable to that provided in other offices of similar size and quality to, and in the general vicinity of, the Building.
5.1.6    Common Areas. Landlord shall perform routine maintenance in the Common Areas.
5.1.7    Bulbs and Ballasts. As necessary, Landlord shall provide bulbs and ballasts for the lighting fixtures in the Premises which are standard for the Building. Landlord shall also provide bulbs and ballasts for fixtures which are not standard for the

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Building ("Non-Building Standard"), provided Tenant shall pay Landlord's standard charge therefor. All amounts due under this Section for such Non-Building Standard bulbs and ballasts shall be paid to Landlord within thirty (30) days after receipt of an invoice therefor.
5.1.8    Security. Landlord currently provides both manned and monitored security to the Building. Landlord shall continue to provide security to the Building throughout the Term.
SECTION 5.2    ADDITIONAL SERVICES. In addition to the charges set forth in subsections 5.1.2 and 5.1.3(b), Landlord may impose a reasonable charge for any other services provided by Landlord by reason of any use of the services at any time other than Normal Business Hours or beyond the levels or quantities that Landlord agrees herein to furnish.
SECTION 5.3    SERVICE INTERRUPTION.
5.3.1    Service Interruption/Waiver of Landlord Liability. Landlord shall not be liable for and, except as provided in subsection 5.3.2 below, Tenant shall not be entitled to any abatement or reduction of Rent by reason of, interruption of any of the foregoing services when such interruption is caused by circumstances beyond Landlord's reasonable control, nor shall any such interruption be construed as an eviction (constructive or actual) of Tenant or as a breach of the implied warranty of suitability, or relieve Tenant from the obligation to perform any covenant or agreement herein and in no event shall Landlord be liable for damage to persons or property (including, without limitation, business interruption), or be in default hereunder, as a result of any such interruption or results or effects thereof.
5.3.2    Limited Right to Abatement of Rent. If any portion of the Premises becomes untenantable for occupancy because of any interruption of the services required under subsections 5.1.1 through 5.1.4 above and provided such failure is not caused by Tenant, Tenant's Contractors (as defined in Exhibit D) or any of their respective agents or employees, and if the Premises remain untenantable and Tenant cannot conduct business because of such failure for any period (other than a reconstruction period conducted pursuant to Section 7.1 or Article 8 below) exceeding five (5) consecutive business days after written notice by Tenant to Landlord, Tenant shall be entitled to a fair partial abatement of Basic Annual Rent, Additional Rent, and all parking costs and fees for any such portion of the Premises from the expiration of such five (5) business day period until such portion is again tenantable for occupancy. Tenant shall have the option to terminate this Lease by written notice to Landlord in the event fifty percent (50%) or more of the total Rentable Area of the Premises becomes untenantable (for reasons other than a casualty or condemnation event governed by Section 7.1 or Article 8) and remains untenantable for more than two hundred forty (240) consecutive days.
SECTION 5.4    TELECOMMUNICATION EQUIPMENT. In the event that Tenant wishes at any time to utilize the services of a telephone or telecommunications provider whose equipment is not then servicing the Building, no such provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written approval of Landlord.
ARTICLE 6
MAINTENANCE, REPAIRS, ALTERATIONS AND IMPROVEMENTS
SECTION 6.1    LANDLORD'S OBLIGATION TO MAINTAIN AND REPAIR. Landlord shall maintain the foundation, floor and ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), all Common Areas, Service Corridors and Service Areas (collectively the "Building Structure"; all as defined in Section 15.5) and core Building mechanical, electrical, life safety, plumbing, sprinkler systems and core HVAC systems (collectively, the "Building Systems") in first class condition and repair and shall operate the Building in a manner comparable to similar Class A office buildings in the area. Notwithstanding anything in this Lease to the contrary, Tenant shall be neither required nor permitted to make any repair to, modification of, or addition to the Building Structure and/or the Building Systems except to the extent required (and after prior written approval by Landlord using contractors approved in writing by Landlord) because of Tenant's use of all or a portion of the Premises for other than normal and customary business office operations. Except for the elements of the Building described herein and except as otherwise expressly required by this Lease, Landlord shall not be required to maintain or repair any portion of the Premises.
SECTION 6.2    TENANT'S OBLIGATION TO MAINTAIN AND REPAIR.
6.2.1    Tenant's Obligation. Tenant shall, at Tenant's sole cost and expense, (i) maintain and keep the Premises (including, but not limited to, all fixtures, walls, ceilings, floors, doors, windows [except replacement of exterior plate glass], appliances, supplemental HVAC units, data and phone cables, satellite dishes, antennas and any and all other equipment which is a part of or serves the Premises) in good repair and condition, ordinary wear and tear excepted, and (ii) repair or replace any damage or injury done to the Building or any other part of the Property caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors. All repairs and replacements performed by or on behalf of Tenant shall be performed diligently, in a good and workmanlike manner and in accordance with applicable governmental laws, rules, and regulations.
6.2.2    Rights of Landlord. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain and repair the Premises in good order, condition and repair, Landlord shall have the right to perform such maintenance, repairs and

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

replacements, and Tenant shall pay Landlord, as additional Rent, the cost thereof plus a management fee of five percent (5%) of such cost.
SECTION 6.3    IMPROVEMENTS AND ALTERATIONS.
6.3.1    Landlord's Construction Obligations. Landlord's sole construction obligations under this Lease for improvements to the Premises are as set forth in Exhibit D attached hereto.
6.3.2    Alteration of Building. Landlord shall have the right to repair, change, redecorate, alter, improve, modify, renovate, enclose or make additions to any part of the Property (including, without limitation, structural elements and load bearing elements within the Premises and to enclose and/or change the arrangement and/or location of driveways or parking areas or landscaping or other Common Areas of the Property), all without being held guilty of an actual or constructive eviction of Tenant or breach of the implied warranty of suitability and without an abatement of Rent (the "Reserved Right"), but Landlord shall not change, redecorate, alter, improve, modify, renovate, or enclose the Premises, except as may be required by law, without Tenant's written consent, not to be unreasonably withheld. When exercising the Reserved Right, Landlord will interfere with Tenant's use and occupancy of the Premises as little as is reasonably practicable.
6.3.3    Alterations and Installations by Tenant. Tenant shall not, without the prior written consent of Landlord, not to be unreasonably withheld, make any alterations to, or install any equipment or machinery of any kind (other than office equipment and unattached personal property) in the Premises (all such alterations are herein collectively referred to as "Installations"). All work performed by Tenant or its contractor relating to the Installations shall be performed diligently and in a good and workmanlike manner, and shall conform to applicable governmental laws, rules and regulations, Landlord's insurance requirements and all rules for performing work in the Building. Upon completion of the Installations, Tenant shall deliver to Landlord "as built" plans in a format acceptable to Landlord. If Landlord performs any Installations after completion of Tenant's Improvements (as defined in the Work Letter), Tenant shall pay Landlord, as Rent, the cost thereof plus a construction management fee of five percent (5%) of hard costs. All Installations that constitute improvements constructed within the Premises shall be surrendered with the Premises at the expiration or earlier termination of this Lease, unless prior to construction of the Installations and as a condition of Landlord's approval thereof, Landlord requires that some or all of the Installations be removed by Tenant at Tenant's sole cost and expense upon termination or expiration of this Lease. TENANT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD FROM AND AGAINST ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), DEMANDS, CLAIMS, CAUSES OF ACTION AND LIENS ARISING FROM OR IN CONNECTION WITH ANY INSTALLATIONS PERFORMED BY OR ON BEHALF OF TENANT BY TENANT'S CONTRACTORS. Landlord will have the right to periodically inspect the work on the Premises and may require changes in the method or quality of the work if necessary to cause the work to comply with the requirements of this Lease as discussed in the Work Letter.
ARTICLE 7
INSURANCE AND CASUALTY
SECTION 7.1        TOTAL OR PARTIAL DESTRUCTION OF THE BUILDING, THE GARAGE OR THE PREMISES.

(a)    Total Destruction. If the Building or the Garage should be totally destroyed by fire or other casualty or if either the Building, the Garage (or any portion thereof) or the Premises should be so damaged that rebuilding or repairs cannot be completed, in Landlord's reasonable opinion, within one hundred eighty (180) days after commencement of repairs to the Building, the Garage or the Premises, as applicable, Landlord shall within thirty (30) days of the casualty provide written notice of its opinion to Tenant, and either Landlord or Tenant may, at its option, terminate this Lease, in which event Basic Annual Rent and Additional Rent shall be abated during the unexpired portion of this Lease effective as of the date of such damage. Landlord shall exercise the termination right pursuant to the preceding sentence, if at all, by delivering written notice of termination to Tenant within ten (10) days after determining that the repairs cannot be completed within one hundred eighty (180) days. Tenant shall exercise its termination right pursuant to this Section 7.1(a), if at all, by delivering written notice of termination to Landlord within ten (10) days after being advised by Landlord that the repairs cannot be completed within one hundred eighty (180) days or that the Premises will be unfit for occupancy or inaccessible by reasonable means for at least one hundred eighty (180) days after commencement of repairs to the Building.
(b)    Partial Destruction; Failure to Terminate. If the Building, the Garage, or the Premises should be partially destroyed by fire or other casualty or if the Building, the Garage, or the Premises is completely destroyed and neither Landlord nor Tenant elects to terminate this Lease pursuant to subsection 7.1(a), then Landlord shall promptly commence (and thereafter pursue with reasonable diligence) preparation of the plans and specifications for the repair of the Building, the Garage, and the Premises as applicable (including Tenant's Improvements except as set forth in the next sentence) and thereafter diligently pursue repairing the Building, the Garage, and the Premises as applicable to

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

substantially the same condition which existed immediately prior to the occurrence of the casualty. To the extent Tenant's Improvements include any items required to be insured by Tenant under subsection 7.2.1(b) below, Landlord shall have the obligation to repair such items only to the extent the proceeds of such insurance are disbursed to Landlord for such repair.

(c)    Limitation on Landlord's Obligations; Abatement of Rent. In no event shall Landlord be required to rebuild, repair or replace any part of the furniture, equipment, fixtures, inventory, supplies or any other personal property or any other improvements (except Tenant's Improvements to the extent set forth in subsection (b) above), which may have been placed by Tenant within the Building, the Garage or the Premises. Landlord shall allow Tenant a fair diminution of Basic Annual Rent and Additional Rent during the time the Premises are unfit for occupancy; provided, however, if the casualty in question was caused by Tenant, its agents, employees, licensees or invitees, Basic Annual Rent and Additional Rent shall be abated only to the extent Landlord is compensated for such Basic Annual Rent and Additional Rent by loss of rents insurance, if any.

(d)    Termination Resulting from Mortgagee's Use of Proceeds. Notwithstanding Landlord's restoration obligation, in the event any mortgagee under a deed of trust or mortgage on the Building and the Garage should require that the insurance proceeds be used to retire or reduce the mortgage debt or if the insurance company issuing Landlord's fire and casualty insurance policy fails or refuses to pay Landlord the proceeds under such policy, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice by Landlord to Tenant.

(e)    Insurance Proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building, the Garage or the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

SECTION 7.2        TENANT'S INSURANCE.

7.2.1    Types of Coverage. From and after the date of this Lease, Tenant will carry, at its expense, the insurance set forth in paragraphs (a), (b), and (c) of this subsection.
(a)    Commercial General Liability Insurance. Commercial General Liability Insurance covering the Premises and Tenant's use thereof against claims for personal or bodily injury or death or property damage occurring upon, in or about the Premises (including contractual indemnity and liability coverage), such insurance to provide coverage of not less than [****] per occurrence and [****] annual aggregate, with a deductible reasonably acceptable to Landlord. All insurance coverage required under this subsection (a) shall extend to any liability of Tenant arising out of the indemnities provided for in this Lease to the extent such indemnity would be covered by commercial general liability insurance. Additionally, each such policy of insurance required under this subsection shall expressly insure Tenant and, as additional insureds, both Landlord and Property Manager.
(b)    Property Insurance. Property insurance on an all-risk basis (including coverage against fire, wind, tornado, vandalism, malicious mischief, water damage and sprinkler leakage) covering all tenant owned fixtures, equipment and leasehold improvements, and other personal property located in the Premises and endorsed to provide [****] replacement cost coverage. Such policy will be written in the name of Tenant. The property insurance may, with the consent of the Landlord, provide for a reasonable deductible.
(c)    Workers Compensation' and Employer's Liability Insurance. Worker's compensation insurance together with employer's liability insurance in an amount at least [****].
(d)    Hired and Non-Owned Auto Liability Insurance. Hired and Non-Owned Auto Liability Insurance covering Tenant and its employees and agents in an amount of at least [****] per occurrence.
7.2.2    Other Requirements of Insurance. All such insurance will be issued and underwritten by companies with an AM Best rating of A or better and will contain endorsements that (a) such insurance may not lapse with respect to Landlord or Property Manager or be canceled or amended with respect to Landlord or Property Manager without the insurance company giving Landlord and Property Manager at least thirty (30) days prior written notice of such cancellation or amendment, (b) Tenant will be solely responsible for payment of premiums, (c) in the event of payment of any loss covered by such policy, Landlord or Landlord's designees will be paid first by the insurance company for Landlord's loss, and (d) Tenant's insurance is primary in the event of overlapping coverage which may be carried by Landlord.
7.2.3    Proof of Insurance. Within fifteen (15) days after the Effective Date of this Lease, but in any event prior to the Commencement Date, Tenant shall deliver to Landlord duly executed, original certificates of such insurance evidencing in-force coverage. Further, at least fifteen (15) days prior to the expiration of the policy in question, Tenant shall deliver to

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Landlord a duly executed, original certificate of insurance evidencing the renewal of each insurance policy required to be maintained by Tenant hereunder.
SECTION 7.3        LANDLORD'S INSURANCE.

7.3.1    Property Insurance. From and after the date of this Lease, Landlord will carry a policy or policies of all risk extended coverage insurance covering the Property (excluding property required to be insured by Tenant) endorsed to provide replacement cost coverage and providing protection against perils included within the standard Texas form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism, malicious mischief and such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine.
7.3.2    Commercial General Liability Insurance. Landlord will carry Commercial General Liability policy or policies covering the Building against claims for personal or bodily injury, or death, or property damage resulting from the negligence of the Landlord or Property Manager or their agents, occurring upon, in or about the Building to afford protection to the limit of not less than [****] per occurrence, and [****] annual aggregate. This insurance coverage shall extend to any liability of Landlord arising out of the indemnities provided for in this Lease.
7.3.3    Other Requirements. Any insurance provided for in this Section 7.3 may be affected by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds, provided that the requirements of this Section 7.3 are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord.
SECTION 7.4        WAIVER OF SUBROGATION. LANDLORD AND TENANT EACH HEREBY WAIVES ANY RIGHTS IT MAY HAVE AGAINST THE OTHER (INCLUDING, BUT NOT LIMITED TO, A DIRECT ACTION FOR DAMAGES) ON ACCOUNT OF ANY LOSS OR DAMAGE OCCASIONED TO LANDLORD OR TENANT, AS THE CASE MAY BE (EVEN IF SUCH LOSS OR DAMAGE IS CAUSED BY THE FAULT, NEGLIGENCE OR OTHER TORTIOUS CONDUCT, ACTS OR OMISSIONS OF THE RELEASED PARTY OR THE RELEASED PARTY'S DIRECTORS, EMPLOYEES, AGENTS OR INVITEES OR IF THE RELEASED PARTY OR THE RELEASED PARTY'S DIRECTORS, EMPLOYEES, AGENTS OR INVITEES WOULD OTHERWISE BE LIABLE UNDER STRICT LIABILITY), TO THEIR RESPECTIVE PROPERTY, THE PREMISES, ITS CONTENTS OR TO ANY OTHER PORTION OF THE BUILDING OR THE PROPERTY ARISING FROM ANY RISK (WITHOUT REGARD TO THE AMOUNT OF COVERAGE OR THE AMOUNT OF DEDUCTIBLE) COVERED BY THE ALL RISK FULL REPLACEMENT COST PROPERTY INSURANCE REQUIRED TO BE CARRIED BY TENANT AND LANDLORD, RESPECTIVELY, UNDER SUBSECTION 7.2.1 AND SUBSECTION 7.3.1 ABOVE. The foregoing waiver shall be effective even if either or both parties fail to carry the insurance required by subsection 7.2.1 and subsection 7.3.1 above. If a party waiving rights under this Section 7.4 is carrying an all risk full replacement cost insurance policy in the promulgated form used in the State of Texas and an amendment to such promulgated form is passed, such amendment shall be deemed not a part of such promulgated form until it applies to the policy being carried by the waiving party. Without limiting the foregoing waivers and to the extent permitted by applicable law, each of the parties hereto, on behalf of their respective insurance companies insuring the property of such party against loss, waive any right of subrogation that such party or Property Manager or its respective insurers may have against the other party or its respective officers, directors, employees, agents or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately to give to each such insurance company written notification of the terms of the mutual waivers contained in this Section and to have its insurance policies properly endorsed, if necessary, to prevent the invalidation of insurance coverage by reason of such waivers.

SECTION 7.5        TENANT'S GENERAL INDEMNITY. TENANT WILL DEFEND, INDEMNIFY, AND HOLD HARMLESS LANDLORD, PROPERTY MANAGER, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND AGAINST ALL CLAIMS, DEMANDS, ACTIONS, DAMAGES, LOSS, LIABILITIES, JUDGMENTS, COSTS AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COURT COSTS (EACH, A "LANDLORD CLAIM") WHICH ARE SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST LANDLORD OR PROPERTY MANAGER AND ARISE FROM OR IN CONNECTION WITH (I) TENANT'S USE OR OCCUPANCY OF THE PREMISES, (II) ANY ACCIDENT, INJURY OR DAMAGE OCCURRING IN OR AT THE PREMISES, OR (III) ANY BREACH BY TENANT OF ANY REPRESENTATION OR COVENANT IN THIS LEASE, INCLUDING, WITHOUT LIMITATION, TENANT'S FAILURE TO COMPLY WITH ALL APPLICABLE LAWS. TENANT'S INDEMNITY AND HOLD HARMLESS OBLIGATIONS SHALL APPLY EVEN IN THE EVENT OF THE FAULT OR NEGLIGENCE OF THE PARTIES INDEMNIFIED AND HELD HARMLESS HEREUNDER TO THE FULLEST EXTENT PERMITTED BY LAW, BUT IN NO EVENT SHALL THEY APPLY TO LIABILITY CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR SOLE NEGLIGENCE OF THE PARTIES INDEMNIFIED OR

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

HELD HARMLESS. FURTHER, SUCH INDEMNIFICATION SHALL NOT INCLUDE ANY LANDLORD CLAIM WAIVED BY LANDLORD UNDER SECTION 7.4 ABOVE.
SECTION 7.6        LANDLORD'S GENERAL INDEMNITY. LANDLORD WILL DEFEND, INDEMNIFY AND HOLD HARMLESS TENANT AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND AGAINST ALL CLAIMS, DEMANDS, ACTIONS, DAMAGES, LOSS, LIABILITIES, JUDGMENTS, COSTS AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COURT COSTS (EACH, A "TENANT CLAIM") WHICH ARE SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST TENANT AND ARISE FROM OR IN CONNECTION WITH (I) ANY ACCIDENT, INJURY OR DAMAGE OCCURRING IN OR AT THE PROPERTY (OTHER THAN IN THE PREMISES), OR (II) ANY BREACH BY LANDLORD OF ANY REPRESENTATION OR COVENANT IN THIS LEASE. LANDLORD'S INDEMNITY AND HOLD HARMLESS OBLIGATIONS SHALL APPLY EVEN IN THE EVENT OF THE FAULT OR NEGLIGENCE OF THE PARTIES INDEMNIFIED AND HELD HARMLESS HEREUNDER TO THE FULLEST EXTENT PERMITTED BY LAW, BUT IN NO EVENT SHALL THEY APPLY TO LIABILITY CAUSED BY THE WILLFUL MISCONDUCT OR SOLE NEGLIGENCE OF THE PARTIES INDEMNIFIED OR HELD HARMLESS. FURTHER, SUCH INDEMNIFICATION SHALL NOT INCLUDE ANY TENANT CLAIM WAIVED BY TENANT UNDER SECTION 7.4.
ARTICLE 8
CONDEMNATION
If the Property or any portion thereof that, in Landlord's or Tenant's reasonable opinion, is necessary to the continued efficient and/or economically feasible use of the Property or the Premises shall be taken or condemned for public purposes, or sold to a condemning authority in lieu thereof, then either party may, at its option, terminate this Lease on the effective date of such taking by delivering written notice thereof to the other party on or before ten (10) days after the effective date of the taking, condemnation or sale in lieu thereof. If neither Landlord nor Tenant elects to exercise such termination right, then this Lease shall continue in full force and effect, provided that if the taking, condemnation or sale includes any portion of the Premises, the Basic Annual Rent and Additional Rent shall be redetermined on the basis of the remaining square feet of Premises Rentable Area. Landlord, at Landlord's sole option and expense, shall restore and reconstruct the Building to substantially its former condition, to the extent that the same may be reasonably feasible, but such work shall not be required to exceed the scope of the work done by Landlord in originally constructing the Building. Landlord shall receive the entire award (which shall include sales proceeds) payable as a result of a condemnation, taking or sale in lieu thereof. Tenant shall, however, have the right to recover from such authority through a separate award which does not reduce Landlord's award, any compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation and removal of Tenant's physical property.
ARTICLE 9
LIENS
Tenant shall keep the Premises and the Property free from all liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant, and Tenant shall defend, indemnify, and hold harmless Landlord from and against any and all claims, causes of action, damages, and expenses (including reasonable attorneys' fees) arising from or in connection with any such liens. If Tenant shall not, within ten (10) business days following notification to Tenant of the imposition of any such lien, cause the same to be released of record by payment or the posting of a bond in amount, form and substance acceptable to Landlord, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All amounts paid or incurred by Landlord in connection therewith shall be paid by Tenant to Landlord on demand and shall bear interest from the date of demand until paid at the rate set forth in Section 2.4 above.
ARTICLE 10
TAXES ON TENANT'S PROPERTY
Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against any personal property or trade or other fixtures placed by Tenant in or about the Premises.
ARTICLE 11
SUBLETTING AND ASSIGNING
SECTION 11.1    SUBLEASE AND ASSIGNMENT. Except as otherwise permitted herein and by Section 11.2, Section 11.3 and Rider 3 below, Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (it being agreed that for purposes of this Lease, assignment shall include, without limitation, the transfer of a majority interest of stock, partnership or other forms of ownership interests, merger or dissolution) or mortgage or pledge the same, or sublet the Premises or any part thereof or permit the Premises to be occupied by any individual or business entity, or any combination thereof, other than Tenant, without the prior written consent of Landlord. Notwithstanding any subletting or assignment by Tenant hereunder or any provision herein to the contrary, Tenant shall remain fully liable for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

No assignee or subtenant or the Premises or any portion thereof may assign or sublet the Premises or any portion thereof, except in accordance with the terms and provisions of this Article 11. Any assignment made by Tenant shall contain a covenant of assumption by the assignee running to Landlord. All reasonable legal fees and expenses incurred by Landlord, not to exceed $3,000, in connection with any assignment or sublease proposed by Tenant will be paid by Tenant within thirty (30) days of receipt of an invoice from Landlord.
SECTION 11.2        LANDLORD'S RIGHTS. If Tenant desires to sublease any portion of the Premises or assign this Lease, Tenant shall submit to Landlord (a) in writing, the name of the proposed subtenant or assignee, the nature of the proposed subtenant's or assignee's business and, in the event of a sublease, the portion of the Premises which Tenant desires to sublease, (b) a current balance sheet and income statement for such proposed subtenant or assignee, (c) a copy of the proposed form of sublease or assignment, and (d) such other information as Landlord may reasonably request (collectively, the "Required Information"). Landlord shall, within twenty (20) days after Landlord's receipt of the Required Information, deliver to Tenant a written notice (a "Landlord Response") in which Landlord either (i) consents to the proposed sublease or assignment, or (ii) withholds its consent to the proposed sublease or assignment, which consent shall not be unreasonably withheld so long as Tenant is not in default hereunder and Landlord has received all Required Information. The reason for which Landlord shall be deemed to have reasonably withheld its consent to any sublease or assignment includes, but is not limited to: (i) Landlord's determination (in its sole, but reasonable, discretion) that such subtenant or assignee is not of the character or quality of a tenant to whom Landlord would generally lease space in the Building, (ii) such sublease or assignment conflicts in any manner with this Lease, including, but not limited to, the Permitted Use or Section 4.1 hereof, (iii) the proposed subtenant or assignee is a governmental entity, a school, a training facility, a provider of medical services or a telemarketing operation, (iv) the proposed subtenant's or assignee's primary business is prohibited by an non-compete clause then affecting the Building, (v) the proposed subtenant or assignee is a tenant of the Building or Landlord is negotiating with the proposed subtenant or assignee to become a tenant of the Building, or (vi) such subtenant or assignee does not meet the creditworthiness standards applied by Landlord generally in the selection of tenants for the Building (but taking into consideration the fact that Tenant remains liable under this Lease). In lieu of consenting to any such proposed sublease or assignment (and without regard to whether Landlord's action is "reasonable" or "unreasonable") Landlord shall have the right, within fifteen (15) days after Landlord's receipt of the Required Information to (1) suspend this Lease as to the space so affected as of the date and for the duration of the proposed sublease or assignment, whereupon Tenant shall be relieved of all obligations hereunder as to such space during such suspension, but after such suspension, Tenant shall once again become liable hereunder as to the relevant space or, (2) if the proposed assignment or sublease is for the remainder of the term of this Lease, terminate this Lease as to the space so affected as of the date so specified by Tenant in its notice to Landlord, in which event Tenant shall be relieved of any and all further obligations hereunder as to such space.
SECTION 11.3    LANDLORD'S RIGHTS RELATING TO ASSIGNEE OR SUBTENANT. If this Lease or any part hereof is assigned or the Premises or any part thereof are sublet, Landlord may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder. Tenant hereby authorizes and directs any such assignee or subtenant to make such payment of rent directly to Landlord upon receipt of notice from Landlord, and Tenant agrees that any such payments made by an assignee or subtenant to Landlord shall, to the extent of the payments so made, be a full and complete release and discharge of rent owed to Tenant by such assignee or subtenant. No direct collection by Landlord from any such assignee or subtenant shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. In the event the amounts to be paid by the assignee or sublessee in connection with an assignment or subletting exceed the amounts payable by Tenant under this Lease from time to time (including Basic Rent and Additional Rent), after Tenant has first deducted the following costs and expenses for the subletting or assignment of such space: (a) brokerage commissions and attorneys' fees and expenses, 1. advertising for subtenants or assignees; (b) the actual costs paid in making any improvements or substitutions in the Premises required by any sublease or assignment; and (c) Rent paid by Tenant under this Lease for such portion of the Premises from and after the date on which Tenant delivers to Landlord written notice of Tenant's intent to market the portion of the Premises in question until the rent commencement date of the assignment or sublease in question, Tenant shall be entitled to fifty percent (50%) of such excess and Landlord shall be entitled to receive the remaining fifty percent (50%) of such excess. The foregoing provisions of this Section 11.3 do not apply to a transfer to an Affiliate, as provided in Rider 3 attached to this Lease. In the event that, following an assignment or subletting, this Lease or the rights and obligations of Tenant hereunder are terminated for any reason, including, without limitation, in connection with default by or bankruptcy of Tenant, Landlord may, at its option, consider this Lease to be thereafter a direct lease to the assignee or subtenant of Tenant upon the terms and conditions contained in this Lease.
ARTICLE 12
TRANSFERS BY LANDLORD, SUBORDINATION AND
TENANT'S ESTOPPEL CERTIFICATE

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

SECTION 12.1    SALE OF THE PROPERTY. In the event of any transfer of title to the Property, the transferor shall automatically be relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, provided that the transferee expressly assumes in writing all obligations of Landlord hereunder accruing after the date of such transfer and further provided that if a Security Deposit has been made by Tenant, Landlord shall not be released from liability with respect thereto unless Landlord's transferee assumes responsibility for the Security Deposit.
SECTION 12.2    SUBORDINATION, ATTORNMENT AND NOTICE. This Lease is subject and subordinate (i) to each lease of all or any portion of the Property wherein Landlord is the tenant and to the lien of each mortgage and deed of trust encumbering all or any portion of the Property, regardless of whether such lease, mortgage or deed of trust now exists or may hereafter be created, (ii) to any and all advances (including interest thereon) to be made under each such lease, mortgage or deed of trust and (iii) to all modifications, consolidations, renewals, replacements and extensions of each such lease, mortgage or deed of trust; provided that the foregoing subordination to any mortgage or deed of trust placed on the Property after the date hereof shall not become effective until and unless the holder of such mortgage or deed of trust delivers to Tenant a non-disturbance agreement (which may include Tenant's agreement to attorn as set forth below) permitting Tenant, if Tenant is not then in default under any provision of, this Lease, to remain in occupancy of the Premises in the event of a foreclosure of any such mortgage or deed of trust. Landlord shall use good faith efforts to obtain a non-disturbance agreement from the holder of any mortgage or deed of trust hereafter placed on the Property. Tenant shall, in the event of the sale or assignment of Landlord's interest in the Premises, attorn to and recognize such purchaser, assignee or lessor as Landlord under this Lease. Tenant shall, in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Premises, attorn to and recognize the purchaser at foreclosure as Landlord under this Lease. The above subordination and attornment clauses shall be self-operative and no further instruments of subordination or attornment need be required by any mortgagee, trustee, lessor, purchaser or assignee. In confirmation thereof, Tenant agrees that, upon the request of Landlord, or any such mortgagee, trustee, lessor, purchaser or assignee, Tenant shall execute and deliver whatever instruments may be required for such purposes and to carry out the intent of this Section 12.2. In the event Tenant requests a subordination, non-disturbance and attornment agreement from any mortgagee, trustee, lessor, purchaser or assignee of Landlord, Tenant shall pay all legal fees and expenses incurred by Landlord in connection therewith, including any legal and other fees and expenses charged by Landlord's mortgagee, trustee, lessor, purchaser or assignee. Landlord hereby confirms to Tenant that the Property is not currently subject to a mortgage or deed of trust arising by, through or under Landlord.
SECTION 12.3    TENANT'S ESTOPPEL CERTIFICATE. Tenant shall, upon the request of Landlord or any mortgagee of Landlord (whether under a mortgage or deed of trust), without additional consideration, deliver an estoppel certificate within ten (10) business days after a request therefor, consisting of reasonable statements required by Landlord, any mortgagee or purchaser of any interest in the Property, which statements may include but shall not be limited to the following: this Lease is in full force and effect, with rental paid through the date specified in the certificate; this Lease has not been modified or amended; Tenant is not aware that Landlord is in default or that Landlord has failed to fully perform all of Landlord's obligations hereunder; and such other statements as may reasonably be required by the requesting party. If Tenant is unable to make any statements contained in the estoppel certificate because the same is untrue or inaccurate, Tenant shall with specificity state the reason why such statement is untrue or inaccurate.
ARTICLE 13
DEFAULT
SECTION 13.1    DEFAULTS BY TENANT. The occurrence of any of the events described in subsections 13.1.1 through 13.1.3 shall constitute a default by Tenant under this Lease.
13.1.1    Failure to Pay Rent. With respect to the second (2nd) payment of Rent not made by Tenant when due in any twelve (12) month period, the failure by Tenant to make such payment to Landlord within five (5) business days after Landlord gives Tenant written notice (not to be sent by email) specifying that the payment was not made when due; with respect to any other payment of Rent after the second (2nd) payment of Rent not made by Tenant during any twelve (12) month period, the failure by Tenant to make such payment of Rent to Landlord when due, no notice of any such failure being required.
13.1.2    Failure to Perform Other Obligations. Any failure by Tenant to observe and perform any material provision of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after Landlord gives Tenant written notice of such failure, provided that if such failure by its nature cannot be cured within such thirty (30) day period, Tenant shall not be in default hereunder so long as Tenant commences curative action within such thirty (30) day period, diligently and continuously pursues the curative action and fully cures the failure within ninety (90) days after Landlord gives such written notice to Tenant.
13.1.3    Repeated Failure to Perform. The third failure by Tenant in any twelve (12) month period to perform and observe a particular material provision of this Lease to be observed or performed by Tenant (other than the failure to pay Rent, which in all instances will be governed by subsection 13.1.1 above), no notice being required for any such third failure.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

13.1.4    Bankruptcy, Insolvency, Etc. Tenant or any Guarantor (i) becomes or is declared insolvent according to any law, (ii) makes a transfer in fraud of creditors according to any applicable law, (iii) assigns or conveys all or a substantial portion of its property for the benefit of creditors or (iv) files a petition for relief, or is the subject of an order for relief, under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (collectively, "applicable bankruptcy law") or a receiver or trustee is appointed for Tenant or Guarantor or its property; the interest of Tenant or Guarantor under this Lease is levied on under execution or under other legal process; or any involuntary petition is filed against Tenant or Guarantor under applicable bankruptcy law; provided, however, no action described in this subsection 13.1.4 shall constitute a default by Tenant if Tenant or Guarantor shall vigorously contest the action by appropriate proceedings and shall remove, vacate or terminate the action within ninety (90) days after the date of its inception.
SECTION 13.2    REMEDIES OF LANDLORD.
13.2.1    Termination of Lease. Upon the occurrence of a default by Tenant hereunder, Landlord may, without judicial process, terminate this Lease by giving written notice thereof to Tenant (whereupon all obligations and liabilities of Landlord hereunder shall terminate) and, without further notice and without liability, repossess the Premises. Landlord shall be entitled to recover all loss and damage other than consequential or special damages, and subject to Landllord's duty to mitigate damages, as and to the extent set forth in subsection 13.2.6 below, that Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including with limitation, accrued Rent to the date of termination and Late Charges, plus (a) interest thereon at the rate established under Section 2.4 above from the date due through the date paid or date of any judgment or award by any court of competent jurisdiction, (b) the unamortized cost of (i)Tenant's Improvements, (ii) brokers' fees and commissions, (iii) attorneys' fees, (iv) moving allowances, (v) equipment allowances and (vi) any other reasonable costs incurred by Landlord in connection with making or executing this Lease, (c) the cost of recovering the Premises, and (d) the costs of reletting the Premises (including, without limitation, advertising costs, brokerage fees, leasing commissions, reasonable attorneys' fees and refurbishing costs and other costs in readying the Premises for a new tenant).
13.2.2    Repossession and Re-Entry. Upon the occurrence of a default by Tenant hereunder, Landlord may, without judicial process, immediately terminate Tenant's right of possession of the Premises (whereupon all obligations and liability of Landlord hereunder shall terminate) without terminating this Lease, and, without notice, demand or liability, enter upon the Premises or any part thereof, take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Premises and change the locks. If Landlord terminates Tenant's possession of the Premises under this subsection 13.2.2, (i) Landlord shall have no obligation to tender to Tenant a key for new locks installed in the Premises, (ii) Tenant shall have no further right to possession of the Premises, and (iii) Landlord will have the right to relet the Premises or any part thereof on such terms as Landlord deems advisable, subject to any obligation to mitigate damages imposed by applicable law. Any rent received by Landlord from reletting the Premises or a part thereof shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord (in such order as Landlord shall designate), second, to the payment of any cost of such reletting, including, without limitation, refurbishing costs, reasonable attorneys' fees, advertising costs, brokerage fees and leasing commissions and third, to the payment of Rent due and unpaid hereunder (in such order as Landlord shall designate), and Tenant shall satisfy and pay to Landlord any deficiency upon demand therefor. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such termination is also given to Tenant pursuant to subsection 13.2.1 above. If Landlord relets the Premises, either before or after the termination of this Lease, all such rentals received from such lease shall be and remain the exclusive property of Landlord.
13.2.3    Cure of Default. Upon the occurrence of a default hereunder by Tenant, Landlord may, without judicial process and without having any liability therefor, enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, WHETHER CAUSED BY THE NEGLIGENCE OF LANDLORD OR OTHERWISE.
13.2.4    Continuing Obligations. No repossession of or re-entering upon the Premises or any part thereof pursuant to subsection 13.2.2 or 13.2.3 above or otherwise, and no reletting of the Premises or any part thereof pursuant to subsection 13.2.2 above, shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering, but may mitigate certain damages Tenant or any Guarantor owe to Landlord. In the event of any such repossession of or re-entering upon the Premises or any part thereof by reason of the occurrence of a default, Tenant will continue to pay to Landlord all Rent which is required to be paid by Tenant.
13.2.5    Cumulative Remedies. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy set forth herein or otherwise available to Landlord at law or in equity and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. In addition to the other remedies provided in this Lease and without limiting the preceding sentence, Landlord shall

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease.
13.2.6    Mitigation of Damages. For purposes of determining any recovery of rent or damages by Landlord that depends upon what Landlord could collect by using reasonable efforts to relet the Premises, whether the determination is required under subsections 13.2.1 or 13.2.2 or otherwise, it is understood and agreed that:
(a)    Landlord may reasonably elect to lease other comparable, available space in the Building, if any, before reletting the Premises.
(b)    Landlord may reasonably decline to incur out-of-pocket costs to relet the Premises, other than customary leasing commissions and legal fees for the negotiation of a lease with a new tenant.
(c)    Landlord may reasonably decline to relet the Premises at rental rates below then prevailing market rental rates, because of the negative impact lower rental rates would have on the value of the Building and because of the uncertainty of actually receiving from Tenant the greater damages that Landlord would suffer from and after reletting at the lower rates.
(d)    Before reletting the Premises to a prospective tenant, Landlord may reasonably require the prospective tenant to demonstrate the same or greater financial wherewithal that Landlord would require as a condition to leasing other space in the Building to prospective tenant.
(e)    Identifying a prospective tenant to relet the Premises, negotiating a new lease with such tenant and making the Premises ready for such tenant will take time, depending upon market conditions when the Premises first become available for reletting, and during such time no one can reasonably expect Landlord to collect anything from reletting.
SECTION 13.3    DEFAULTS BY LANDLORD. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and such failure continues for a period of thirty (30) days after Tenant gives written notice to Landlord and each mortgagee who has a lien against any portion of the Property whose names and addresses have already been provided to Tenant stating that (a) Landlord is in breach of this Lease and (b) describing the breach with specificity, provided that if such failure cannot reasonably be cured within such thirty (30) day period, Landlord shall not be in default hereunder if the curative action is commenced within such thirty (30) day period and is thereafter diligently pursued until cured.
SECTION 13.4    LANDLORD'S LIABILITY. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interst of Landlord in the Property as the same may then be encumbered and Landlord shall not be liable for any deficiency. In no event shall Landlord be liable to Tenant for consequential or special damages by reason of a failure to perform (or a default) by Landlord hereunder or otherwise. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Property as above provided. Except to the extent any claims, actions, demands, costs, damage or liability of any kind are caused by Landlord's gross negligence or willful misconduct, Landlord shall not be liable to Tenant for any claims, actions, demands, costs, expenses, damage or liability of any kind which (a) are caused by (i) tenants or any persons in the Premises or elsewhere in the Building (unless occurring in the Common Areas and caused by Landlord's negligence), (ii) occupants of property adjacent to the Building or Common Areas, (iii) the public, or (iv) the construction of any private, public or quasi-public work, or (b) are caused by any theft or burglary at the Premises or the Property, except to the extent such claims, actions, demands, costs, expenses, damage or liability are due to Landlord's gross negligence or willful misconduct, in which case Landlord shall be liable to Tenant in proportion to Landlord's degree of fault.
ARTICLE 14
NOTICES
Any notice or communication required or permitted in this Lease shall be given in writing, sent by (a) personal delivery (b) expedited delivery service, (c) United States mail, postage prepaid, registered or certified mail, return receipt requested, (d) electronic mail or facsimile, with proof of delivery on a business day and addressed as set forth in the Basic Lease Information or to such other address or to the attention of such other person as shall be designated from time to time in writing by the applicable party and sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service, mail or electronic mail, as of the date of first attempted delivery at the address and in the manner provided herein. .
ARTICLE 15
MISCELLANEOUS PROVISIONS
SECTION 15.1    BUILDING NAME AND ADDRESS. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises and in no event shall Tenant acquire any rights in or to such names. Landlord shall have the right at any time to change the name, number or designation by which the Building is known.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

SECTION 15.2    SIGNAGE. Landlord shall maintain a tenant directory in the main Building lobby, and shall provide Tenant identification in such directory, setting forth Tenant's name and location. Tenant shall not otherwise inscribe, paint, affix, or display any signs, advertisements or notices on or in the Building or the Premises, except for such tenant identification information approved in advance by Landlord and installed adjacent to the access door or doors to the Premises. Landlord will provide a building standard sign plaque at the main entry to the Premises at Landlord's sole cost and expense. Landlord may withhold approval of any Tenant sign if necessary, in Landlord's discretion, to preserve aesthetic standards for the Building. All signs permitted hereunder shall constitute Installations and shall be subject to the provisions of subsection 6.3.3, including, without limitation, Landlord's rights under such subsection to perform and charge for the work necessary to complete Installations. Notwithstanding anything to the contrary, upon execution of this Lease, subject to Tenant's receipt of all applicable and necessary governmental approvals, and provided Tenant then occupies at least 50,000 square feet of Premises Rentable Area, and provided Tenant does not sublease more than 10,000 square feet of Premises Rentable Area, Tenant, but not any assignee or sublessee (other than pursuant to a transfer as provided in Rider 3), shall have the right, at Tenant's sole cost and expense, to design, fabricate and install one (1) sign on the South façade at the top of the Building (the "South Façade Sign"), which sign shall include Tenant's logo with company-standard font and color and be back-lit. The size, dimensions, design and method of installation of the South Façade Sign shall be subject to Landlord prior written approval, which approval shall not be unreasonably withheld or delayed. Landlord hereby confirms approval of the signage shown on Exhibit G attached hereto. Tenant must install the South Façade Sign within twelve (12) months following the Commencement Date for the Additional Premises or Tenant's right to install the South Façade shall be null and void. Thereafter, Tenant shall be obligated to reimburse Landlord for Tenant's pro-rata share of the costs of maintaining and repairing the South Façade Sign. Further, provided Tenant then occupies at least 25,000 square feet of Premises Rentable Area, and provided Tenant does not sublease more than 20,000 square feet of Premises Rentable Area, Tenant shall have the right to design, fabricate and install one (1) panel on the existing monument sign at the intersection of Belt Line Road and North Dallas Parkway. The size, dimensions, design and method of installation for such monument panel shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Tenant shall remove the monument panel, at Tenant's sole cost and expense, upon the expiration or earlier termination of this Lease, and repair any damage caused by such removal. Signage currently existing in the Premises is hereby pre-approved by Landlord. Tenant's rights to erect and maintain the South Façade Sign and monument sign shall be at no charge for the initial term of the Lease and all renewal terms of the Lease thereafter provided Tenant still occupies at least 50,000 square feet of Premises Rentable Area, and provided Tenant does not sublease more than 10,000 square feet of Premises Rentable Area.
SECTION 15.3    NO WAIVER. No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to have been made unless such waiver is expressly stated in writing signed by the waiving party. No waiver by Landlord or Tenant of any breach by the other party shall be deemed a waiver of any subsequent breach of the same or any other provision. The failure of Landlord or Tenant to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a future waiver thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy which may be available to Landlord.
SECTION 15.4    APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Texas.
SECTION 15.5    COMMON AREAS. "Common Areas" shall mean all areas, spaces, facilities and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant and others designated by Landlord using or occupying space in the Building, including, but not limited to, any conference centers, fitness centers, tunnels, walkways, sidewalks and driveways necessary for access to the Building, Building lobbies, the Garage, landscaped areas, public corridors, public rest rooms, Building stairs, elevators open to the public, service elevators (provided that such service elevators shall be available only for tenants of the Building and others designated by Landlord), drinking fountains and any such other areas and facilities as are designated by Landlord from time to time as Common Areas. "Service Corridors" shall mean all loading docks, loading areas and all corridors that are not open to the public but which are available for use by Tenant and others designated by Landlord. "Service Areas" will refer to areas, spaces, facilities and equipment serving the Building (whether or not located within the Building) but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, telephone, electrical and similar rooms and air and water refrigeration equipment. Tenant is hereby granted a nonexclusive right to use the Common Areas and Service Corridors during the term of this Lease for their intended purposes, in common with others designated by Landlord, subject to the terms and conditions of this Lease, including, without limitation, the Rules and Regulations and the Parking Agreement attached hereto as

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Exhibit F. The Building, Common Areas, Service Corridors and Service Areas will be at all times under the exclusive control, management and operation of Landlord and Property Manager. Tenant agrees and acknowledges that the Premises (whether consisting of less than one floor or one or more full floors within the Building) do not include, and Landlord hereby expressly reserves for its sole and exclusive use, any and all mechanical, electrical, telephone and similar rooms, janitor closets, elevator, pipe and other vertical shafts and ducts, flues, stairwells, any area above the acoustical ceiling and any other areas not specifically shown on Exhibit B as being part of the Premises.
SECTION 15.6    SUCCESSORS AND ASSIGNS. Subject to Article 11 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.
SECTION 15.7    BROKERS. Tenant and Landlord each warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Cushman & Wakefield of Texas, Inc. ("Tenant's Broker") on behalf of Tenant and Granite Properties, Inc. ("Landlord Broker") on behalf of Landlord, and that it knows of no other real estate brokers or agents who are or claim to be entitled to a commission in connection with this Lease. Landlord and Tenant each agrees to defend, indemnify and hold harmless the other from and against any liability or claim, whether meritorious or not, arising with respect to any broker and/or agent known to Landlord or Tenant, respectively, and not so named and claiming to be entitled to a commission by, through or under such party. Landlord has agreed to pay the fees of Landlord's Broker and Tenant's Broker strictly in accordance with and subject to the terms and conditions of separate written commission agreements.
SECTION 15.8    SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the application of such provisions to other persons or circumstances and the remainder of this Lease shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
SECTION 15.9    EXAMINATION OF LEASE. Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease only upon execution by and delivery to both Landlord and Tenant.
SECTION 15.10    TIME. Time is of the essence in this Lease and in each and all of the provisions hereof. Whenever a period of days is specified in this Lease, such period shall refer to calendar days unless otherwise expressly stated in this Lease. If any date provided under this Lease for performance of an obligation or expiration of a time period is a Saturday, Sunday or a holiday generally recognized by businesses, the obligation shall be performed or the time period shall expire, as the case may be, on the next succeeding business day.
SECTION 15.11    DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles, sections and subsections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.
SECTION 15.12    AUTHORITY. Landlord and Tenant and each person signing this Lease on behalf of such party represents to the other party as follows: Such party, if a corporation, limited liability company, limited partnership, limited liability partnership or partnership is duly formed and validly existing under the laws of the state of its formation and is duly qualified to do business in the State of Texas. Tenant has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carry on its business as now conducted and as contemplated to be conducted. Each person signing on behalf of Landlord or Tenant is authorized to do so. The foregoing representation in this Section 15.12 shall also apply to any corporation, limited liability company, limited partnership, limited liability partnership or partnership which is a general partner or joint venturer of Tenant.
SECTION 15.13    FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes which are beyond the reasonable control of such party; provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease, including Tenant's obligation to pay Basic Annual Rent, Additional Rent or any other amount payable to Landlord hereunder.
SECTION 15.14    NO RECORDING. This Lease shall not be recorded.
SECTION 15.15    PARKING. Exhibit F attached hereto sets forth agreements between Landlord and Tenant relating to parking.
SECTION 15.16    ATTORNEYS' FEES. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.
SECTION 15.17    SURVIVAL OF INDEMNITIES. Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of this Lease.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

SECTION 15.18    INTENTIONALLY OMITTED.
SECTION 15.19    CONFIDENTIALITY. Tenant and Landlord acknowledge that the terms and conditions of the Lease are to remain confidential for Landlord's benefit and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent; however, Tenant may disclose the terms and conditions of the Lease if required by Law or court order, in connection with a dispute between Landlord and Tenant, and to its attorneys, accountants, employees and existing or prospective financial partners provided same are advised by Tenant of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure). Tenant shall be liable for any disclosures made in violation of this Section by Tenant or by any entity or individual to whom the terms of and conditions of the Lease were disclosed or made available by Tenant. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.
SECTION 15.20    FINANCIAL STATEMENTS. Tenant warrants and represents that all of the financial statements provided to Landlord prior to the Date of Lease are true, correct and complete in all respects and fairly and accurately present the financial position of Tenant. During the Term of this Lease, Tenant shall, within ten (10) business days after receipt of a written request therefor, deliver to Landlord, a current balance sheet and (as applicable) related statements of income, cash flow, retained earnings, and contingent liabilities showing the financial position and results of operations of Tenant (collectively referred to as "Financial Information"). The Financial Information shall be in form, scope and detail reasonably satisfactory to Landlord and shall be certified by an authorized representative of Tenant that the financial statements fairly and accurately present the financial position of Tenant. Except in connection with a proposed financing or sale of the Property and as otherwise provided herein, Landlord may request the Financial Information from Tenant no more than one (1) time in any twelve (12) month period. Notwithstanding the foregoing, Landlord may request the Financial Information upon each occurrence of any of the events described in subsections 13.1.1 through 13.1.4. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any information that is disclosed by Tenant. Failure of Tenant to timely deliver its Financial Information in accordance with the provisions of this Section 15.20 shall be deemed to be a default under this Lease if Tenant received proper notice of the request for Financial Information with notice that the request must be answered within ten business days and that failure to provide the Financial Information shall be deemed to be a default under this Lease.
SECTION 15.21    DIGITAL RECORDS. Landlord and Tenant agree to accept a digital image of this Lease, as executed in counterparts, as a true and correct original and admissible for the purposes of state law, Federal Rule of Evidence 1002, and like statutes and regulations.
SECTION 15.22    EXISTING BUILDING AMENITIES. Landlord hereby confirms that Landlord currently provides in the Building for the use of the tenants of the Building the following amenities: a fitness center, a conference center, and a tenant lounge. Such amenities are currently available to the tenants of the Building generally, on a non-exclusive basis, and are subject to the rules and regulations in effect from time to time with respect to the availability and use of such amenities. Landlord shall continue to provide such amenities throughout the Term.
SECTION 15.23    ENTIRE AGREEMENT. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their respective successors in interest.
[SIGNATURE PAGE FOLLOWS]

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease effective as of the Date of Lease set forth in the Basic Lease Information.
LANDLORD:

COP-Spectrum Center, LLC

By: Granite Properties, Inc., its Manager

Date: 01/17/2018    By: /s/ Robert Jimenez
Name:     Robert Jimenez
Title:     Director of Leasing - Dallas

TENANT:

Elevate Credit, Inc.,
a Delaware corporation

Date: 01/24/2018    By: /s/ Chris Lutes
Name:    Chris Lutes
Title: Chief Financial Officer

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT A

LEGAL DESCRIPTION

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Metes and Bounds Description
7.256 Acres
Part of Tract 1, Block 3
Spectrum Center/Quorum North
Town of Addison, Dallas County, Texas

BEING a tract of land situated in the G. W. Fisher Survey, Abstract No. 482, in the Town of Addison, Dallas County, Texas, and being a portion of Tract 1, Block 3 of Spectrum Center/Quorum North, an Addition to the Town of Addison, Texas, according to the Map or Plat thereof recorded in Volume 84062, Page 5890, Map Records of Dallas County, Texas (M.R.D.C.T.), save and except a called 0.209-acre tract of land conveyed to the Texas Turnpike Authority as evidenced in a General Warranty Deed recorded in Volume 85092, Page 3356, Deed Records of Dallas County, Texas (D.R.D.C.T.), same being all of a called 7.256-acre tract of land conveyed to Crescent Spectrum Center, L.P., as evidenced in a Warranty Deed recorded in Volume 2001096, Page 10576 D.R.D.C.T., and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch capped iron rod found for the southwest corner of said Tract 1, Block 3, same being the southwest corner of said 7.256-acre tract, said iron rod also being on the north right of way line of Belt Line Road (a called 100' wide right of way);

THENCE North 00°25'00" West, departing the north right of way line of said Belt Line Road and along the west line of said Tract 1, Block 3 and said 7.256-acre tract, a distance of 412.00 feet to a 5/8-inch "BDD" capped iron rod set for the most westerly, northwest corner of said Tract 1, Block 3 and said 7.256-acre tract;

THENCE North 89°35'00" East, along a north line of said Tract 1 and said 7.256-acre tract, a distance of 90.00 feet to a 5/8-inch "BDD" capped iron rod set for an inner ell corner of said Tract 1 and said 7.256-acre tract;

THENCE North 00°25'00" West, along the most easterly, west line of said Tract 1 and said 7.256-acre tract, a distance of 154.14 feet to a ½-inch iron rod found for the most northerly, northwest corner of said Tract 1 and said 7.256-acre tract, same being on the curving south right of way line of Spectrum Drive (a called 80' wide right of way), said curve being a non-tangent curve to the left;

THENCE in an easterly direction, along the north line of said Tract 1, Block 3, said 7.256-acre tract and the south right of way line of said Spectrum Drive, the following:

Along the arc of said curve to the left, through a central angle of 19°52'41", having a radius of 415.19 feet, a chord bearing of South 70°44'19" East, a chord distance of 143.32 feet and an arc length of 144.04 feet to a ½-inch iron rod found for the point of tangency of said curve;

South 80°40'39" East, a distance of 451.44 feet to a ½-inch iron rod found for the most northerly, northeast corner of said 7.256-acre tract, same being the northwest corner of aforesaid 0.209-acre tract, said corner also being the intersection of the south right of way line of said Spectrum Drive with the current west right of way line of Dallas North Tollway (a variable width right of way);

THENCE in a southerly direction, departing the north line of said Tract 1, Block 3, along the east line of said 7.256-acre tract and the west right of way line of said Dallas North Tollway, the following:

South 35°53'44" East, a distance of 14.20 feet to a 5/8-inch "BDD" capped iron rod set for the point of curvature of a non-tangent curve to the left;

Along the arc of said curve to the left, through a central angle of 03°44'07", having a radius of 1919.86 feet, a chord bearing of South 06°53'22" West, a chord distance of 125.14 feet and an arc length of 125.16 feet to a 5/8-inch "BDD" capped iron rod set for the point of tangency of said curve;

South 05°11'19" West, a distance of 228.75 feet to a 5/8-inch "BDD" capped iron rod set for the point of curvature of a curve to the right;

Along the arc of said curve to the right, through a central angle of 84°54'41", having a radius of 90.00 feet, a chord bearing of South 47°28'39" West, a chord distance of 121.50 feet and an arc length of 133.38 feet to a 5/8-inch "BDD" capped iron set for the point of tangency of said curve, same being the southeast corner of said 7.256-acre tract and on the south line of aforesaid Tract 1, Block 3, said corner also being the intersection of the west right of way line of said Dallas North Tollway with the north right of way line of aforesaid Belt Line Road;

THENCE South 89°56'00" West, along the south line of said 7.256-acre tract, the south line of said Tract 1, Block 3 and the north right of way line of said Belt Line Road, a distance of 550.40 feet to the POINT OF BEGINNING and containing 7.256 acres (316,077 square feet) of land, more or less.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT B
Premises Floor Plan
(Premises crosshatched below and not to scale)

SUITE 200E
AVAILABLE
26,294 RSF
SUITE 200W
TC LOAN SERVICE
26,294 RSF

2ND FLOOR

Granite

CONFIRMED LEASE PLAN			
DATE:	10-03-17	DRAWN BY:	LRT

SPECTRUM CENTER

COMBINED TOWERS			
RSF:	AS NOTED	PROJ.NO:	35710

INTERPRISE

Imagine. Innovation. Inside.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT C

RULES AND REGULATIONS

1.    The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators of the Property shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licensees of Tenant for any purpose other than pedestrian ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the prior written consent of Landlord.

2.    No freight, furniture or bulky matter of any description will be received into the Property or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls, or similar equipment used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

3.    Landlord shall have the right to prescribe the weight, position and manner of installation of safes or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Property by reason of a safe or any other article of Tenant's office equipment being on the Premises shall be repaired at the expense of Tenant. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior approval by Landlord.

4.    Only persons authorized by Landlord in building common areas will be permitted to furnish drinking water, barbering, shoe shining, janitorial services, and other similar services and concessions to Tenant, and only at hours and in compliance with security requirements established by Landlord.

5.    Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time leave, place or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Premises or in the corridors, stairways or passageways of the Property.

6.    Landlord shall have the right to prohibit any advertising by Tenant which includes the picture, name or address of the Property and which, in Landlord's opinion, tends to impair the reputation of the Property or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

7.    Tenant shall not place, or cause or allow to be placed, any sign, placard, picture, advertisement, notice or lettering whatsoever, in, about or on the exterior of the Premises, Building or Property except in and at such places as may be designated by Landlord and consented to by Landlord in writing. Any such sign, placard, advertisement, picture, notice or lettering so placed may be removed by Landlord without notice to and at the expense of Tenant. All lettering and graphics on corridor doors shall conform to the Building's standard prescribed by Landlord. No trademark shall be displayed in any event.

8.    Canvassing, soliciting or peddling in the Building and/or Property is prohibited, and Tenant shall cooperate to prevent same.

9.    Landlord shall have the right to exclude any person from the Property other than during customary business hours as set forth in the Lease, and any person in the Property will be subject to identification by employees and agents of Landlord. All persons in or entering the Property shall be required to comply with the security policies of the Property. If Tenant desires any additional security service for the Premises, Tenant shall have the right (with the advance written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Property of any person. In case of invasion, mob, riot or public excitement, Landlord reserves the right to prevent access to the Property during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Property and property or persons therein.

10.    Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Premises, which approval shall not be

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

unreasonably withheld. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Premises for Tenant to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings equipment or any other physical portion of the Building.

11.    Tenant shall not do any cooking (other than warming in a microwave oven) or conduct any restaurant, luncheonette, automat or cafeteria for the sale or service of food or beverages to its employees or to others. Tenant may, however, operate a coffee bar by and for its employees. Tenant shall not install or permit to be installed any vending machines in the Premises, except as may be approved by Landlord, which approval shall not be unreasonably withheld or delayed.

12.    Tenant shall not bring or permit to be brought or kept in or on the Premises or the Property any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Property by reason of light, radiation, magnetism, noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Property.

13.    Except for the installation of pictures and standard office equipment and decoration within the Premises, Tenant shall not mark, paint, drill into, or in any way deface any part of the Property or the Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except as otherwise provided herein or with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

14.    No additional locks or bolts of any kind shall be placed on any door in the Property or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall, at Tenant's request and at Tenant's expense, provide additional duplicate keys. Tenant shall not make duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease, and Tenant shall give to Landlord explanations of the combinations of all safes, vaults and combination locks remaining with the Premises. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use. Landlord agrees to furnish to Tenant, at Landlord's expense, at least a number of CardKeys equal to the number of Tenant employees that Tenant determines require access to the Building for access to the Building during such times as the Building is not open to the public. Upon written request from Tenant, or other parties authorized by Tenant, Landlord will furnish additional CardKeys to Tenant at Tenant's expense. Should any CardKeys be lost or stolen, Tenant will immediately notify Landlord and Landlord will issue replacement CardKeys with a different computer code number. Such replacement CardKeys will be at Tenant's expense.

15.    Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Premises or in the Property or of defects therein or in any fixtures or equipment, or of any known emergency in the Property.

16.    Tenant shall not use the Premises or permit the Premises to be used for photographic or other forms of reproductions, except in connection with its own business and not as a service for others without Landlord's prior permission.

17.    Tenant shall not use or permit any portion of the Premises to be used as an office for a public word processor, a printer, the sale of liquor or tobacco, a barber, a hair salon, a manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

18.    Unless Tenant has obtained Landlord's written consent, Tenant shall not advertise for laborers providing manual labor services giving the Premises as an address, nor pay such laborers at a location on the Property.

19.    The requirements of Tenant will be attended to only after notice to Landlord at the Building or at such other address as may be designated by Landlord in the Lease. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

20.    Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Tenant which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Property or to the Premises to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Property shall be placed and maintained by Tenant, at Tenant's expense in settings of cork, rubber, spring type, or other vibration eliminators sufficient to eliminate noise or vibration.

21.    No awning, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant without Landlord's written consent.

22.    Tenant shall not place, install or operate within the Premises or any other part of the Property any engine, stove, or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

23.    No portion of the Premises or any part of the Property shall at any time be used or occupied as sleeping or lodging quarters.

24.    Tenant shall use reasonable efforts to keep the Premises neat and orderly.

25.    The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who or whose employees or invitees shall have caused it.

26.    Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Property.

27.    Tenant shall use no other method of heating or cooling than that supplied by Landlord.

28.    Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Property grounds and surrounding areas.

29.    Except for service animals, no animals, birds or fish shall be brought to or kept in or about the Property.

30.    Smoking of any kind (cigarette, pipe, etc.) is strictly prohibited within the Premises, Building, Common Areas (to include, but not limited to, lobbies, corridors, restrooms, elevators, stairwells, and the Garage) and any other areas not specifically designated as a Smoking Area by Landlord. Tenant hereby agrees that violation of this smoking prohibition by Tenant, Tenant's employees, agents, visitors or invitees (individually and collectively, "Tenant Party") shall be subject to a fine in the amount of One Hundred and No/100 Dollars ($100.00.) for the first violation by a Tenant Party and Two Hundred Fifty and No/100 Dollars ($250.00) for each subsequent violation by a Tenant Party, whether or not the violation involves the same Tenant Party or a different Tenant Party. Use of any electronic cigarette, electronic vaping device, personal vaporizer (PV), digital vapor device or electronic nicotine delivery system (ENDS) is prohibited in the building or around the entries to the building. Users of these devices should be directed to the designated smoking area.

31. Landlord shall have the right to install such devices within the Premises and elsewhere in the Building and on the Property as Landlord deems advisable to decrease consumption of utilities and waste on the Property, and Tenant shall cooperate with Landlord in the installation and use thereof. Landlord may establish such recycling programs as it deems advisable in its sole discretion, and guidelines for the same. Landlord may forbid or restrict the use of certain supplies by Tenant if alternatives are readily available at a comparable cost which are more readily recyclable or otherwise reduce the carbon footprint of the Property. Tenant shall ensure that all occupants of the Premises diligently observe the recycling program and the guidelines for the same as well as reasonable restrictions on the use of certain supplies. Landlord reserves the right to impose penalties on Tenant for the repeated failure of any occupant of the Premises to participate in the recycling program and observe the guidelines for the same or the repeated use of restricted supplies.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT D

WORK LETTER

1.    Construction and Costs of the Tenant's Improvements

1.1    Construction Obligation and Finish Allowance. Landlord shall deliver, and Tenant shall accept the Premises in "as is" condition. Tenant agrees to obtain no less than three (3) different competitive bids to construct Tenant's Improvements, at Tenant's cost and expense; provided, however, Landlord shall provide Tenant with an allowance up to $47.50 per square foot of Premises Rentable Area (the "Finish Allowance") which allowance shall be used solely for the Tenant's Improvements and which Finish Allowance shall be disbursed by Landlord, from time to time, for payment of (in the following priority) (i) the contract sum required to be paid to the general contractor engaged to construct Tenant's Improvements (the "Contract Sum"), (ii) the fees of the preparer of the Construction Plans and (iii) payment of the Construction Management Fee (hereinafter defined). The contractor (the "Contractor") selected by Tenant to construct Tenant's Improvements and the construction contract (the "Construction Contract") between Tenant and the Contractor shall both be subject to the prior written approval of Landlord. Once the Contractor has been mutually agreed upon by Landlord and Tenant, Tenant shall enter into the Construction Contract with the Contractor, which Construction Contract shall be on a form approved by Landlord in writing and shall include Landlord's standard addendum to tenant improvement construction contract in the form attached hereto as Exhibit D-1. Tenant shall furnish Landlord a copy of the Construction Contract before commencing construction of Tenant’s Improvements. Landlord shall pay the approved Contractor following submittal of a payment application with respect to the construction of Tenant’s Improvements, the Finish Allowance (for the applicable phase of the Premises) in multiple disbursements (but not more than once in any calendar month) following the receipt by Landlord of each of the following items: (a) a properly completed AIA form G702 request for payment (or another form reasonably acceptable to Landlord), (b) final or partial conditional lien waivers and releases, as the case may be, from all persons performing work or supplying or fabricating materials for Tenant’s Improvements, fully executed, acknowledged and in recordable form, and (c) the Tenant’s and Tenant’s project manager’s certification that the portion of Tenant’s Improvements for which reimbursement has been requested has been Substantially Completed in accordance with the Construction Plans (as defined below), including (with respect to the last application for payment only) any punch-list items, on the appropriate AIA form or another form reasonably approved by Landlord, and, with respect to the disbursement of the last 10% of the Finish Allowance, (1) the permanent certificate of occupancy issued for the Premises, (2) delivery of the architectural “as-built plan for Tenant’s Improvements as constructed (as set forth above) to Landlord’s construction representative, and (3) delivery to Landlord of Landlord’s required close-ouot documents. Upon completion of the Tenant's Improvements and in consideration of Landlord's administering the construction of the Tenant's Improvements, Tenant agrees to pay Landlord a fee equal to two percent (2%) of the hard costs of the Landlord's contribution to the Tenant Improvements (the "Construction Management Fee") (the foregoing costs hereinafter collectively, the "Permitted Costs"). Any unused portion of the Finish Allowance must be utilized within the first eighteen (18) months of the Lease. Tenant may engage another project management group to perform construction management services, and the fee for such project management group may be paid out of the Finish Allowance. Landlord and Tenant require a Landlord representative to arrange for building access, plan review and building standards interpretation. All accounting for the construction of Tenant's Improvements will be on an "open book" basis. Notwithstanding anything to the contrary, in the event Tenant utilizes less than the full amount of the Finish Allowance, Tenant shall be entitled to utilize such unused portion of the Finish Allowance, up to $7.50/sf of Premises Rentable Area, towards hard and soft costs, including, but not limited to, architecture, design, construction, signage, project management, engineering and professional fees, moving expenses, voice and data cabling.

1.2    Excess Costs. If the sum of the Permitted Costs exceeds the Finish Allowance, then Tenant shall pay all such excess costs (the "Excess Costs"), provided, however, Tenant will, prior to the commencement of construction of Tenant's Improvements, advise Landlord, to the best of its knowledge, of the Excess Costs, if any, and the Contract Sum. Landlord and Tenant must approve (or be deemed to have approved) the Contract Sum for the construction of the Tenant's Improvements in writing prior to the commencement of construction.

2.    Delays. Intentionally deleted.

3.    Substantial Completion and Punch List. The terms "Substantial Completion" and "Substantially Complete" as applicable, shall mean when the Tenant's Improvements are sufficiently completed in accordance with the Construction Plans so

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

that Tenant can reasonably use the Premises for the Permitted Use (as described in the Basic Lease Information). When Tenant considers Tenant's Improvements to be Substantially Complete, Tenant will notify Landlord and within two (2) business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items as are necessary for final completion of Tenant's Improvements (collectively, the "Punch List Items"). Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on the Punch List Items. Tenant will use reasonable efforts to cause the contractor to complete all Punch List Items within thirty (30) days after Landlord's and Tenant's agreement thereon.

4.    Tenant's Contractors. Landlord shall permit entry upon the Premises by the Contractor and Tenant’s other contractors upon, and subject to, the following terms and conditions:

(a)    Tenant shall use only such contractors which Landlord shall approve in its reasonable discretion and Landlord shall have approved the plans to be utilized by Tenant, which approval will not be unreasonably withheld; and

(b)    Tenant, its contractors, workmen, mechanics, engineers, space planners or such others as may enter the Premises (collectively, "Tenant's Contractors"), shall work in harmony with and do not in any way disturb or interfere with Landlord's space planners, architects, engineers, contractors, workmen, mechanics, other tenants in the building, other agents, or independent contractors in the performance of their work (collectively, "Landlord's Contractors"), it being understood and agreed that if entry of Tenant or Tenant's Contractors would cause, has caused or is causing a material disturbance to Landlord or Landlord's Contractors or other tenants, then Landlord may, with notice, refuse admittance to Tenant or Tenant's Contractors causing such disturbance; and

(c)    Tenant, Tenant's Contractors and other agents shall provide Landlord sufficient evidence that each is covered under Worker's Compensation, and Commercial General Liability Insurance of $5,000,000 per occurrence for Tenant’s Contractors which are involved in the actual construction of improvements or the installation of fixtures within the Premises or Worker's Compensation and Commercial General Liability Insurance of $2,000,000 per occurrence for Tenant’s Contractors which are involved in the installation of furnishings and equipment, including, without limitation, cabling, carpeting, and window treatments, in the Premises, together with such property insurance as Landlord may reasonably request for its protection. General Liability Insurance shall include coverage for ongoing and completed construction. Tenant’s Contractors will name Landlord and Property Manager as additional insureds on commercial general liability and property insurance policies. All liability policies will be primary and non-contributory and contain waivers of subrogation in favor of Landlord. Workers Compensation policy shall contain a waiver of subrogation in favor of Landlord.

LANDLORD SHALL NOT BE LIABLE FOR ANY INJURY, LOSS OR DAMAGE TO ANY OF TENANT'S INSTALLATIONS OR DECORATIONS MADE PRIOR TO THE COMMENCEMENT DATE AND NOT INSTALLED BY LANDLORD. TENANT SHALL INDEMNIFY AND HOLD HARMLESS LANDLORD AND LANDLORD'S CONTRACTORS FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, LIABILITIES AND CAUSES OF ACTION ARISING OUT OF OR IN CONNECTION WITH WORK PERFORMED IN THE PREMISES BY OR ON BEHALF OF TENANT (BUT EXCLUDING WORK PERFORMED BY LANDLORD OR LANDLORD'S CONTRACTORS). LANDLORD IS NOT RESPONSIBLE FOR THE FUNCTION AND MAINTENANCE OF THE TENANT'S IMPROVEMENTS WHICH ARE DIFFERENT FROM THE BUILDING STANDARD IMPROVEMENTS AT THE PROPERTY OR IMPROVEMENTS, EQUIPMENT, CABINETS OR FIXTURES NOT INSTALLED BY LANDLORD. SUCH ENTRY BY TENANT AND TENANT'S CONTRACTORS PURSUANT TO THIS SECTION 5 SHALL BE DEEMED TO BE UNDER ALL OF THE TERMS, COVENANTS, PROVISIONS AND CONDITIONS OF THE LEASE EXCEPT THE COVENANT TO PAY RENT.

5.     Working Drawings.

5.1    Preparation and Delivery. Tenant shall provide to Landlord for its approval final working drawings, prepared by the Architect, of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical, electrical, life safety and plumbing and any other systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable Laws and suitable for permitting and construction.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

5.2    Approval Process. Landlord shall notify Tenant whether it approves of the submitted working drawings within five business days after Tenant's submission thereof. If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within three business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord. If Landlord fails to notify Tenant that it disapproves of the initial working drawings within five business days (or, in the case of resubmitted working drawings, within three business days) after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question.

6.    ADA Compliance. Landlord shall be responsible for ADA compliance for the core areas of the Building (including restrooms, elevators, Common Areas and service areas), the Property's parking facilities and all points of access into the Property. Tenant shall, at its expense, be responsible for ADA compliance in the Premises.

7.     Construction Representatives. Landlord's and Tenant's representatives for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other:

LANDLORD'S REPRESENTATIVE:

NAME
ADDRESS
PHONE
E-MAIL:

TENANT'S REPRESENTATIVE:
Cushman & Wakefield of Texas, Inc.

NAME Ran Holman
ADDRESS 2021 McKinney Avenue, Ste 900
PHONE 972 663 9600
E-MAIL: ran.holman@cushwake.com

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT D-1

STANDARD ADDENDUM
TO TENANT IMPROVEMENT CONSTRUCTION CONTRACT
This Standard Addendum to Tenant Improvement Construction Contracts (“Addendum”) is annexed to and a part of that certain [__________](“Tenant”) Tenant Finish Construction Contract to Furnish Labor, Supervision, and Materials (“Contract”) between [__________](“Tenant”) and [__________] (“Contractor”). This Addendum will control in the case of any inconsistent or contrary provisions between this Addendum and the remainder of the Contract.
Reference is made to that certain [__________] (“Lease”) dated [__________], 2013, between Tenant, as the lessee, and [__________] (“Landlord”), as the lessor, pursuant to which Tenant leases from Landlord approximately [__________] square feet of rentable area as described in the Lease (“Leased Premises”). The Leased Premises is located within the “Building” described in the Lease.
(1)    Compliance with the Lease. Contractor acknowledges that it has been provided a copy of the Lease (or a copy of those portions of the Lease applicable to it, the Work, and construction at the Building), and, notwithstanding anything to the contrary in the Contract, Contractor agrees to comply with all terms and conditions of the Lease applicable to the Contract, the Work, and the “Tenant’s Improvements” described in the Lease. Contractor further agrees to comply with any rules and regulations of Landlord related construction work at the Building.
(2)    Claims and Liens Against Landlord. Contractor agrees that Landlord is not the agent of, nor is Landlord acting as agent of, Tenant in connection with the Contract or the Work. Contractor agrees that it shall have no claims against Landlord related to the Contract or the Work, all of which are hereby waived by Contractor. Contractor agrees that it shall have no liens nor any rights to claim a lien on any property of Landlord, including without limitation the Building and the land upon which it is located, all of which are hereby waived by Contractor. Contractor’s liens and rights of Contractor to claim a lien related to the Contract or the Work, if any, apply only to the leasehold estate of Tenant under the Lease. Any termination of the Lease shall also extinguish any such liens.
(3)    Insurance. Contractor agrees to comply with the insurance requirements set forth on the LANDLORD’S INSURANCE REQUIREMENTS FOR CONTRACTORS annexed to this Addendum.
(4)    Indemnity. TO THE FULLEST EXTENT PERMITTED BY LAW, THE CONTRACTOR, AS INDEMNITOR, SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS THE LANDLORD, THE LANDLORD'S AFFILIATES, PARENT, OFFICERS, DIRECTORS, AND AGENTS AND EMPLOYEES OF ANY OF THEM, EACH AS AN INDEMNITEE, FROM AND AGAINST CLAIMS, DAMAGES, LOSSES AND EXPENSES, INCLUDING BUT NOT LIMITED TO ATTORNEYS’ FEES, ARISING OR ALLEGEDLY ARISING OUT OF OR RESULTING OR ALLEGEDLY RESULTING FROM (I) PERFORMANCE OF THE WORK, (II) THE CONTRACTOR’S VIOLATION OF OR FAILURE TO COMPLY WITH APPLICABLE LAW, (III) THE CONTRACTOR’S ONGOING OR COMPLETED OPERATIONS, AND (IV) ANY INJURY SUFFERED OR CAUSED BY THE CONTRACTOR, A SUBCONTRACTOR, OR ANYONE ACTING BY, THROUGH, OR UNDER ANY OF THEM WHILE ON THE BUILDING AND THE LAND UPON WHICH IT IS LOCATED, PROVIDED THAT SUCH CLAIM, DAMAGE, LOSS OR EXPENSE IS ATTRIBUTABLE TO BODILY INJURY, SICKNESS, DISEASE OR DEATH, OR TO INJURY TO OR DESTRUCTION OF TANGIBLE PROPERTY (OTHER THAN THE WORK ITSELF); PROVIDED, HOWEVER, NOTHING IN THE INDEMNITY SET FORTH UNDER THIS PARAGRAPH SHALL REQUIRE THE INDEMNITOR TO INDEMNIFY, HOLD HARMLESS, OR DEFEND A PARTY, INCLUDING A THIRD PARTY, AGAINST A CLAIM CAUSED BY THE NEGLIGENCE OR FAULT, THE BREACH OR VIOLATION OF A STATUTE, ORDINANCE, GOVERNMENTAL REGULATION, STANDARD, OR RULE, OR THE BREACH OF CONTRACT OF THE INDEMNITEE, ITS AGENT OR EMPLOYEE, OR ANY THIRD PARTY UNDER THE CONTROL OR SUPERVISION OF THE INDEMNITEE, OTHER THAN THE INDEMNITOR OR ITS AGENT, EMPLOYEE, OR SUBCONTRACTOR OF ANY TIER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS PARAGRAPH, TO THE FULLEST EXTENT PERMITTED BY LAW, THE CONTRACTOR, AS INDEMNITOR, SHALL INDEMNIFY, HOLD HARMLESS AND DEFEND THE LANDLORD, THE LANDLORD'S AFFILIATES, PARENT, OFFICERS, DIRECTORS, AND AGENTS AND EMPLOYEES OF ANY OF THEM, EACH AS AN INDEMNITEE, FROM AND AGAINST ALL CLAIMS, INCLUDING, BUT NOT LIMITED TO, A LOSS OR LIABILITY FOR A CLAIM, DAMAGE, EXPENSE, OR GOVERNMENTALLY IMPOSED FINE, PENALTY, ADMINISTRATIVE ACTION, OR OTHER ACTION, AND ATTORNEYS FEES, ARISING OUT OF OR RESULTING FROM THE BODILY INJURY OR DEATH OF AN EMPLOYEE OF THE INDEMNITOR, ITS AGENT, OR ITS SUBCONTRACTOR OF ANY TIER, REGARDLESS OF WHETHER SUCH CLAIM IS CAUSED, OR IS ALLEGED TO BE CAUSED, IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY INDEMNITEE.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

LANDLORD’S INSURANCE REQUIREMENTS FOR CONTRACTORS

1.1    Contractors Liability Insurance

1.1.1    The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Building is located such insurance as will protect the Landlord and Contractor from claims set forth below which may arise out of or result from the Contractor’s operations under the Contract and for which the Contractor may be legally liable, whether such operations be by Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable.

.1    claims under worker’s compensation, disability benefit and other similar employee benefit acts, which are applicable to the work to be performed;
.2    claims for damages because of bodily injury, occupational sickness or disease, or death of the
Contractor’s employees;
.3    claims for damages because of bodily injury, sickness or disease, or death of any person other than the contractor’s employees;
.4    claims for damages insured by usual personal injury liability coverage;
.5    claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;
.6    claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle (owned or non-owned and hired motor vehicles);
.7    claims for bodily injury or property damage arising out of completed operations; and
.8    claims involving contractual liability insurance applicable to the Contractor’s indemnity obligations.
.9    Premises Operations (including X, C and U coverages as applicable);
.10    Independent Contractor’s Protective;
.11    Pollution/Clean-up Liability.

1.1.2    The insurance required by Subparagraph 1.1.1 shall be written for not less than limits of liability specified below or required by law, whichever is greater. Coverages, whether written on an occurrence or claims- made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

1.1.3    Certificates of insurance acceptable to the Landlord shall be filed with the Landlord prior to the commencement of the Work.
1.1.4    Coverages:
Commercial General Liability Insurance:
Bodily Injury            Per occurrence        $1,000,000
Annual Per Project    $2,000,000
Property Damage            Per occurrence        $1,000,000
Annual Per Project    $2,000,000
Products Comp/Operations    Aggregate        $2,000,000

Or a combined single limit bodily injury/property damage amount of $5,000,000 per occurrence.

The Commercial General Liability Policy shall include the following minimum coverages: Premises/ Operations, Independent Contractors, Completed Operations for A period of three (3) years after substantial completion of the Work (including specific Additional Insured Rider for completed operations), Contractual Liability to cover the Contractor’s indemnity obligations, Broad Form Property Damage, Explosion-Collapse-Underground, and Personal Injury Liability with exclusions related to contractual liability deleted.

Automobile Liability Insurance:

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Any Automobile	Personal Injury including death of not less than	$1,000,000
Hired Automobiles	Per occurrence
Non-Owned Automobiles	Property Damage limit of not less than	$1,000,000
	Per occurrence

The Comprehensive Automobile Liability Policy shall be written on a standard form and cover all owned, non-owned, and hired automobiles.

Excess Liability Insurance:

Umbrella Form    Each Occurrence    $10,000,000
No Annual Aggregate

The Excess (Umbrella) Policy shall provide coverage that is as broad as the primary policy and the limits shall be in addition to those provided by the coverages required in each section of the insurance requirements.

Workers Compensation and Employers Liability Insurance:
Statutory Limits but not less than

1. $500,000 Aggregate
2. $500,000 per occurrence
3. $500,000 Accident and/or Disease all states endorsement

The Worker’s Compensation Policy shall cover all Contractors’ job site employees and include a waiver of subrogation in favor of the Landlord and Contractor.

Certificate holder, Granite Properties, Inc. is to be named as additional insured and waiver of subrogation is to be provided on all coverages. All policies are to be primary and non-contributory with any insurance carried by the Landlord or its affiliates and shall be indicated on the certificate.

Additional insured are to include the Certificate holder, the Landlord, officers and employees of the Landlord and the Landlord’s affiliates and limited partners of the Landlord and the Landlord’s lender if applicable.

1.1.5    The Contractor shall: (1) require each of his Subcontractors to procure and to maintain during the life of his Subcontract, Commercial General Liability, Automobile Liability and Property Damage Liability Insurance of the type and in the same amounts as specified above (with the exception of the Excess General Liability), and (2) insure the activity of its Subcontractors in its own policy.

1.2    Property Insurance

1.2.1    The Contractor shall purchase and maintain in a company lawfully authorized to do business in the jurisdiction in which the Building is located, property insurance written on a builder’s risk “all risk” or equivalent policy form in the amount of the initial contract sum set forth in the Contract, plus value of subsequent Contract modifications, comprising total value for the entire Work at the site on a full replacement cost basis. Such Property insurance shall be maintained until final payment has been made. This insurance shall include interests of the Landlord, the Tenant, the Contractor, Subcontractors and Sub-subcontractors in the project.

1.2.2    Property insurance shall be on an “all-risk” or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, false work, testing and start-up, temporary buildings and debris

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

1.2.3    Removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect’s and Contractor’s services and expenses required as a result of such insured loss.

1.2.4    This property insurance shall cover portions of the Work which are stored off-site and/or in transit which have been paid for by an insured and said material stored off-site or in transit is not otherwise insured.

1.2.5    Neither the Tenant nor the Contractor shall take actions or fail to take actions, which would cause the cancellation, lapse, or reduction of insurance.

1.2.6    Before an exposure to loss may occur, the Contractor shall file with the Landlord a certificate of insurance of each policy that includes insurance coverage required by this paragraph 1.2. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to the Work. Each policy shall contain a provision that the policy will not be cancelled or allowed to expire, and that its limits will not be reduced, until at least thirty (30) days’ prior written notice has been given to the Landlord and Contractor.

1.2.7    A loss insured under the property insurance required by this paragraph 1.2 shall be adjusted by the Landlord and made payable to the Landlord as fiduciary for the insured’s, as their interest may appear, subject to requirements of any applicable mortgage or loan clause the Landlord may have with its lenders.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT E

ACCEPTANCE OF PREMISES MEMORANDUM

[SAMPLE FORM]

This Acceptance of Premises Memorandum is being executed pursuant to that certain Lease Agreement (the "Lease') dated the day of , 20 between COP-Spectrum Center, LLC ("Landlord") and Elevate Credit, Inc. ("Tenant"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain space in the office building located at 5080 Spectrum Drive, Addison, Texas 75001 (the "Building"). Landlord and Tenant hereby agree that:

1.    Except for the Punch List Items (as shown on the attached Punch List), Tenant has fully completed the construction work required under the terms of the Lease and the Work Letter attached thereto.

2.    The Premises are tenantable, Tenant has no further obligation for construction (except with respect to Punch List Items) and Tenant acknowledges that the Building, the Premises and, except for the Punch List Items, Tenant's Improvements are satisfactory in all respects, and are suitable for the Permitted Use.

3.    The Commencement Date of the Lease is the day of          , 20 . If the date the Commencement Date set forth in the Base Lease Information is different from the date set forth in the preceding sentence, then the Basic Lease Information is hereby amended to be the Commencement Date set forth in the preceding sentence.

4.    The Expiration Date of the Lease is the day of           , 20 . If the date set forth in the Base Information Page of the Lease is different from the date set forth in the preceding sentence, then the Expiration Date set forth in the Basic Lease Information is hereby amended to be the Expiration Date set forth in the preceding sentence.

5.    Tenant acknowledges receipt of the current Rules and Regulations for the Building.

6.    All capitalized terms not defined herein shall have the meaning assigned to them in the Lease.

Agreed and Executed this ____________ day of ______________, 20__.

LANDLORD:

COP-Spectrum Center, LLC

By: Granite Properties, Inc., its Manager

By:    ________________
Name:    ________________
Title:    ________________

TENANT:

Elevate Credit, Inc.

By:    DRAFT ONLY
Name:    ________________
Title:    ________________

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT F

PARKING AGREEMENT

1.    Throughout the Term of this Lease, Tenant shall lease from Landlord parking spaces in the Garage at a parking ratio of 4 parking spaces for each 1,000 square feet of Premises Rentable Area (which, following the Commencement Date of the Initial Premises, equates to one hundred fifty-nine (159) parking permits in the Garage). Of these, one hundred fifty-nine (159) shall be unreserved parking permits, and each of which parking permits shall be leased for the entirety of the Term; however, at any time following the Date of Lease, Tenant shall have the right to convert up to ten percent (10%) of such unreserved parking permits to reserved parking permits. Following the Commencement Date for the Additional Premises, Tenant shall lease from Landlord an additional fifty-one (51) parking spaces, of which Tenant shall have the right to convert ten percent (10%) to reserved parking permits. Additionally, subject to availability, Landlord shall provide Tenant 1.25 parking spaces per 1,000 square feet of Premises Rentable Area on a month-to-month basis (the "Additional Spaces"). The Additional Spaces shall be located in the Garage.

2.    For each such parking permit, Tenant shall pay Landlord as monthly rent ("Parking Rent") $75.00 per month plus taxes, if applicable, for each reserved parking permit and $0.00 per month for each unreserved parking permit plus taxes, if applicable. In the event Tenant leases parking permits in addition to those described in paragraph 1, Parking Rent shall be the prevailing market rent for such reserved or unreserved parking permit. All reserved parking permits shall be at no charge for the fist seven (7) months of the Term.

3.    The Parking Rent shall be payable in accordance with the policies established by Landlord (or its agent) from time to time for payment of Parking Rent in the Garage. Tenant shall indemnify and hold harmless Landlord from and against all claims, losses, liabilities, damages, costs and expenses (including, but not limited to, attorneys' fees and court costs) arising out of Tenant's use of any such parking spaces. Upon the termination of this Lease, Tenant's rights to the parking permits then being leased to Tenant hereunder shall terminate. In the event any of the above parking spaces are or become unavailable at any time or from time to time throughout the Term, whether due to casualty or any other cause, the Lease shall continue in full force and effect, and Tenant's sole remedy shall be an abatement of Parking Rent for those parking spaces rendered unavailable, which abatement shall continue until such time as said parking spaces, or substitutes therefor, again become available, it being expressly agreed and understood that Landlord shall have no duty to provide substitute parking spaces for those spaces rendered unavailable; provided, however, that Landlord agrees to use reasonable efforts to restore the Garage to the condition immediately preceding such damage as soon as reasonably practicable.

4.    Tenant agrees to comply with all reasonable rules and regulations now or hereafter established by Landlord relating to the use of the Garage by contract parking patrons. A condition of any parking shall be compliance by the parking patron with Garage rules and regulations, including any sticker or other identification system established by Landlord. The following rules and regulations are in effect until notice is given to Tenant of any change. Landlord may refuse to permit any person who contractually violates the rules to park in the Garage, and any violation of the rules shall subject the car to removal.

RULES AND REGULATIONS

1.    Cars must be parked entirely within the stall lines painted on the floor.

2.    All directional signs and arrows must be observed.

3.    The speed limit shall be 5 miles per hour.

4.    Parking is prohibited:

(a)    in areas not striped for parking
(b)    in aisles
(c)    where "No Parking" signs are posted
(d)    in cross hatched areas
(e)    in such other areas as may be designated by Landlord or Landlord's agent(s).

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(f)     by tenants in Visitor, Delivery, Handicapped (except for handicapped tenants) or other specially designated parking areas

5.    Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of the Landlord and shall not be transferable. There will be a replacement charge payable by Tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking card or parking sticker.

6.    Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

7.    Every parker is required to park and lock his own car. All responsibility for damage to cars or persons is assumed by the parker.

8. No intermediate or full-size cars shall be parked in parking spaces limited to compact cars.

9. All motorcycles/motorized bicycles are to be parked in the designated motorcycle area, and will be removed from the property if not in the designated area.

Landlord shall provide written notice of Tenant's failure to promptly pay the Parking Rent required hereunder within (10) business days after the date when due up to two times in a calendar year. If in any calendar year after having received two notices of failure to promptly pay Parking Rent required hereunder, Tenant fails to (a) again promptly pay the Parking Rent required hereunder within five (5) business days after the date when due, , or (b) if Tenant or Tenant's designated parkers persistently fail to observe the rules and regulations above, Landlord shall have the right to terminate Tenant's right to use the Garage for a period of three months. No such termination shall create any liability on Landlord or be deemed to interfere with Tenant's right to quiet possession of the Premises.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT G
APPROVED SIGNAGE

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

RIDER 1

TENANT'S ON-GOING RIGHT OF FIRST REFUSAL

A.    Prior to leasing any of the area described on Schedule A attached to this Rider ("Right of First Refusal Space" or "Refusal Space"), Landlord shall deliver to Tenant a written statement ("Statement") which shall reflect Landlord's and the prospective tenant's agreement with respect to square footage, rent, term, finish allowances, tenant inducements, parking and the description of the applicable Right of First Refusal Space. Tenant shall have seven (7) business days after receipt of the Statement within which to notify Landlord in writing that it desires to lease the applicable Right of First Refusal Space upon the terms and conditions contained in the Statement. Failure by Tenant to notify Landlord within such seven (7) business day period shall be deemed an election by Tenant not to lease the applicable Right of First Refusal Space and Landlord shall have the right to lease such space to the proposed tenant upon substantially the same terms and conditions contained in the Statement. Should Tenant not elect to lease the applicable Right of First Refusal Space and Landlord fails to lease the applicable Right of First Refusal Space to the prospective tenant upon the terms and conditions contained in the Statement, the right of first refusal shall revert to Tenant and Tenant's rights under this Rider 1 shall remain in effect.

B.    Tenant's rights are conditioned upon Tenant not being in default under this Lease beyond the expiration of any applicable notice and cure period and subject to any rights or options that may exist in favor of other tenants. Any subletting or assignment of one half (1/2) or more of the Premises Rentable Area, other than to an affiliate of Tenant, shall terminate Tenant's rights contained herein.

C.    If Tenant exercises Tenant's option to lease the Right of First Refusal Space, Tenant and Landlord will enter into a mutually acceptable amendment to this Lease upon the business terms and conditions contained in the Statement (except as otherwise provided above). If Tenant elects not to exercise such option or the time for exercising such option expires, Tenant's rights under this Rider shall be null and void and of no further force or effect.

D.    Notwithstanding any provision or inference in this Rider to the contrary, the Right of First Refusal shall expire and be of no further force or effect on the earlier of (i) the expiration or earlier termination of the initial term of this Lease, or (ii) an uncured monetary default by Tenant under this Lease.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

SCHEDULE A
REFUSAL SPACE

JANITOR'S
CLOSET

Granite
972-731-2300
WWW.GRANITEPROP.COM

INTERPRISE
972-385-3991

RSF:	23,545 RSF
DRAWN/CHK:	LRT/SMH
PROJ. NO:	35710
DATE:	09-22-17

SUITE 300E
SPECTRUM CENTER

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

RIDER 2

RENEWAL OPTION

1.    If, and only if, on the Expiration Date or the date of expiration of an additional term and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below), (i) Tenant is not in default under this Lease beyond the expiration of any applicable notice and cure period, (ii) Tenant then occupies the Premises and the Premises then consist of at least all the original Premises and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant, shall have and may exercise an option to renew this Lease for two (2) additional terms of five (5) years ("Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal and (y) the rental for the Renewal Term shall be the "Renewal Rental Rate". The Renewal Rental Rate is hereby defined to mean the then prevailing rents (including, without limitation, those similar to the Basic Annual Rent and Additional Rent) payable by renewal tenants having a credit standing substantially similar to that of Tenant, for properties of equivalent quality, size, utility and location as the Premises, including any additions thereto, located within the area described below and leased for a renewal term approximately equal to the Renewal Term. The Renewal Rental Rate will take into consideration the tenant inducements (including, without limitation, tenant improvement allowance, rent abatement, parking concessions), offered in the renewal transactions considered by Landlord in determining the Renewal Rental Rate.

2.    If Tenant desires to renew this Lease, Tenant must notify Landlord in writing of its intention to renew on or before the date, which is at least twelve (12) months prior to the Expiration Date. Landlord shall, within the next sixty (60) days after receiving Tenant's notice of intent to renew, notify Tenant in writing of Landlord's determination of the Renewal Rental Rate and Tenant shall, within the next thirty (30) days following receipt of Landlord's determination of the Renewal Rental Rate, notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate. If Tenant timely notifies Landlord of Tenant's acceptance of Landlord's determination of the Renewal Rental Rate, this Lease shall be extended as provided herein and Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in Rent in accordance with this Rider. If (x) Tenant timely notifies Landlord in writing of Tenant's rejection of Landlord's determination of the Renewal Rental Rate or (y) Tenant does not notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate within such thirty (30) day period, this Lease shall end on the Expiration Date and Landlord shall have no further obligations or liability hereunder.

3.    The area with respect to which the Renewal Rental Rate will be determined is Far North Dallas submarket in Dallas, Texas for similar class and age of building.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

RIDER 3

RIGHT TO SUBLEASE OR ASSIGN TO AFFILIATE

Notwithstanding the prohibition against assignment and subleasing without Landlord's consent contained in Article 11 of the Lease, Tenant may, without the prior written consent of Landlord, but only after giving Landlord at least thirty (30) days' prior written notice (which notice shall include the identity of the Affiliate [hereinafter defined] and the relationship of the Affiliate to Tenant), sublet the Premises or any part thereof to an Affiliate or assign this Lease to an Affiliate or permit occupancy of any portion of the Premises by an Affiliate. If Tenant is a partnership, the term "Affiliate" shall mean (i) any corporation which, directly or indirectly, controls or is controlled by or is under common control with the general Partner of Tenant, (ii) any corporation not less than fifty percent (50%) of whose outstanding stock shall at the time be owned directly or indirectly by Tenant's general partner, or (iii) any partnership or joint venture in which Tenant or the general partner of Tenant is a general partner or joint venturer (with joint and several liability for all of the partnership's or venture's obligation). If Tenant is a corporation or individual, the term "Affiliate" shall mean (i) any corporation which, directly or indirectly, controls or is controlled by or is under common control with Tenant, or (ii) any corporation not less than fifty percent (50%) of whose outstanding stock shall, at the time, be owned directly or indirectly by Tenant or Tenant's Parent corporation. For purposes of this Rider, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and polices of such corporation, whether through the ownership of voting securities or by contract or otherwise and ownership of the liabilities, losses, profits and tax benefits for such entity. In no event shall any assignment or subletting ever release Tenant from any obligation or liability hereunder.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

RIDER 4

TERMINATION OPTION

Tenant (so long as Tenant is not then in uncured monetary default hereunder) shall have the one-time right to terminate this Lease effective as of the end of the seventy-first (71st) month next following the Commencement Date for the Initial Premises ("Termination Date") by delivery of a written termination notice ("Termination Notice") to Landlord at least twelve (12) months prior to the Termination Date. In the event of any such termination, Tenant shall pay to Landlord, within ten (10) days after Tenant's receipt of the Calculation Statement (as hereafter defined), a termination fee ("Termination Fee") in the amount described below. In the event that Tenant exercises the right of termination by delivery of the Termination Notice, the Termination Fee shall be equal to the sum of (i) an amount equal to four (4) months of the then Basic Rent, plus (ii) the unamortized portion of (x) all improvements to the Premises (both initial space and any subsequent expansion space) paid for by Landlord, (y) all leasing and brokerage commissions and expenses relating to this Lease paid for by Landlord (including the initial Premises and any subsequent Refusal Space), and (z) all design, construction, management and space planning fees and expenses relating to the construction or improvement of the Premises (and any subsequent expansion space) paid for by Landlord (the sum of the costs described in items (x), (y) and (z) above being referred to as the "Total Costs"),. The unamortized portion of the Total Costs shall be the balance of the Total Costs remaining to be amortized as of the Termination Date with the amortization period beginning on the Commencement Date and ending on the Expiration Date. Such amortization shall be calculated using the even payment method at an interest rate equal to ten percent (10%) per annum, all such payments having been assumed to be made through the Termination Date. Within thirty (30) days after the delivery of the Termination Notice, Landlord will prepare and deliver to Tenant Landlord's calculation of the Termination Fee ("Calculation Statement"), which shall be final and binding, absent manifest error. Failure of Tenant to give timely notice as required or to pay the Termination Fee, as noted in the Calculation Statement, within the respective time periods set forth herein, shall render this Rider, and the rights contained herein, null and void and of no further force or effect. Additionally, Tenant agrees to fully and faithfully perform all of its obligations under the Lease for the period commencing upon receipt of the Termination Notice and ending on the Termination Date.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

RIDER 5

CAP ON CERTAIN OPERATING EXPENSES

For the purpose of determining Additional Rent, Operating Expenses (exclusive of the Non-Capped Operating Expenses, as hereinafter defined) for any calendar year shall not be increased over the amount of Operating Expenses (exclusive of Non-Capped Operating Expenses) during the calendar year in which the term of this Lease commences by more than six percent (6%) per year on a cumulative basis, compounded annually. It is understood and agreed that there shall be no cap on Non-Capped Operating Expenses, which are hereby defined to mean all utility expenses, real estate taxes and insurance premiums.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

RIDER 6

RIGHT TO AUDIT

(a)    Landlord will cause adequate books and records to be maintained to permit Tenant to verify computations of Operating Expenses and other amounts relevant to Tenant's obligations under this Lease in accordance with the provisions hereafter set forth. Unless Tenant takes written exception to any item within forty-five (45) days after the furnishing of an annual statement or a statement delivered for the final Additional Rent period, such statement shall be considered as final and accepted by Tenant. Within ten (10) business days following a request from Tenant, Landlord shall furnish explanations in reasonable detail for any computation made under this Lease. If Tenant questions such computation following receipt of such explanation, Tenant shall give notice thereof to Landlord, and Landlord and Tenant shall, within twenty (20) business days thereafter, discuss, in good faith, such computation.
(b)    In the event the amount of Tenant’s Share of Operating Expenses increases by five percent (5%) or more over the prior year, Tenant shall have the right to perform, at Tenant’s expense, an audit of Landlord’s books and records to verify Landlord’s calculation of the actual Operating Expenses, provided that such audit shall be conducted by an unrelated, third party certified public accountant who is not a tenant in the Building, reasonably acceptable to Landlord, and not compensated on a contingent fee basis. Any such audit shall be conducted, if at all, (i) no later than one hundred twenty (120) days after delivery to Tenant of the annual statement in question, and within sixty (60) days after Landlord’s receipt of prior written notice that Tenant has decided to perform an audit, (ii) during Landlord’s normal business hours, (iii) at the place in Dallas, Texas where Landlord maintains it records, and (iv) on a confidential basis. The auditor's report reflecting the results of such audit shall properly apply the definition of “Operating Expenses” set forth in the Lease and includes a certification that it was prepared in accordance with such definition of "Operating Expenses”. Prior to finalizing its report, Tenant's auditor shall present its findings in draft form to Landlord for review. Landlord may discuss the findings with the auditor and offer comments, explanations and suggested changes to the report as Landlord believes appropriate. Tenant's auditor's final report and determinations set forth therein ("Tenant's Auditor's Report"), if prepared in accordance with this subparagraph and if updated as necessary to properly incorporate Landlord's comments, explanations and suggested changes, shall be binding on Landlord and Tenant. If the audit report reflects an overcharge in the total actual Operating Expenses of more than five percent (5%) in the aggregate for such audited calendar year, then Landlord shall reimburse Tenant for all actual reasonable costs (excluding travel costs) incurred by Tenant in connection with such audit. If the audit report reflects that the actual Operating Expenses were overcharged or undercharged in the audited calendar year, Tenant shall, within twenty (30) days after receipt of such report, pay to Landlord the amount of any underpayment or, if applicable, Landlord shall pay to Tenant the amount of any overpayment.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Rider 7

SPECTRUM CENTER

JANITORIAL SPECIFICATIONS

1.0    SCOPE OF WORK

1.1    Tenant Suites, Common Areas on Tenant-Occupied Floors

Nightly Services

All tenant suite access doors are to be locked while cleaning duties are performed. Turn off all lights as you leave.

•    Dust mop all hard surface flooring with treated dust mops.
•    Damp mop hard surface floors to remove spills and water stains as required. Spot clean as required.
•    Dust all desks, office furniture and conference room tables. No items on desks or credenzas are to be moved.
•    Empty all wastepaper baskets and other trash containers and dispose of in accordance with existing recycling program.
•    Remove all trash from the building to trash dumpster or other designated area in such a way that there is no damage to building (i.e. wet trash residue on carpets).
•    Remove fingerprints, dirt smudges, graffiti, etc., from all doors, frames, glass partitions, windows, light switches and walls.
•    Return chairs and wastebaskets to proper positions.
•    Clean, sanitize and polish drinking fountains.
•    Dust and remove debris from all metal door thresholds, including elevators.
•    Wipe smudged bright work.
•    Vacuum all common area carpets. Spot vacuum throughout as needed.
•    Check for burned out lights and report them to supervisor. A list of burned out lights is to be left at the management office.
•    Remove all black marks from hard surfaced floors and computer room tile floors.
•    Spot clean tenant entry doors, walls, ceramic tile, etc., to full height.

Weekly Services

•    Dust all low-reach areas including, but not limited to, chair rungs, structural and furniture ledges, baseboards, paneling, moldings, etc.
•    Dust inside of all door jambs.
•    Clean and polish all metal door thresholds.
•    Wipe and polish all bright work.
•    Sweep all stairwells in the building.
•    Vacuum and edge clean all carpeted areas.
•    Clean and spray buff all hard surface flooring.

Monthly Services

•    Dust all air condition diffusers, ventilation and return grills.

Quarterly Services

•    Scrub or otherwise recondition all hard surfaced flooring to provide a level of appearance equivalent to a completely refinished floor.
•    Dust all mini-blinds.
•    Damp wipe all window sills.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

1.2    Rest Rooms

Nightly Services

•    Restock all rest rooms with supplies, including paper towels, toilet tissue, soap, sanitary napkins and tampons as required.
•    Clean and polish all mirrors, dispensers, faucets, grab bars, flushometers, and bright work with non-scratch disinfectant cleaner.
•    Mop all floors with an approved disinfectant germicidal solution.
•    Clean all toilets, toilet seats, urinals and sinks with an approved disinfectant germicidal solution. Remove stains as necessary and clean underside of rims of urinals and bowls.
•    Empty and sanitize all waste and sanitary napkin/tampon receptacles.
•    Remove all rest room trash.
•    Spot-clean fingerprints, marks and graffiti from walls, partitions, glass, aluminum and light switches as required.
•    Clean where liquid or other materials have been spilled.
•    Wipe down all tile walls and partitions. Partitions shall be left clean and streak-free.

Weekly Services

•    Dust all low-reach and high-reach areas, including, but not limited to structural ledges, mirror tops, partition tops and edges.
•    Deep clean tile located underneath urinals, bowls, and paper towel dispensers.
•    Wet wipe all doors and door jambs.

Monthly Services

•    Dust all air conditioning diffusers, ventilation and return air grills.

Quarterly Services

•    Scrub or otherwise recondition ceramic tile to provide a level of appearance equivalent to a completely refinished floor.

1.3    Main Floor Elevator Lobbies, Lobby and Public Corridors

Nightly Services

•    Spot clean all glass, including low partitions and the corridor side of all windows and glass doors to the tenants' suites.
•    Spot clean all chrome and stainless steel bright work including door hardware, kick plates, bases, partition tops, handrails, wastepaper receptacles, planters, hose cabinets, elevator call button plates, and visible hardware on the corridor side of tenants' entry doors.
•    Thoroughly clean all thresholds of dirt and debris.
•    Spot clean and dust directory board glass and ledges.
•    Spot clean mail boxes.
•    Empty all wastepaper baskets and refuse receptacles.
•    Spot clean all passenger and freight elevator doors and frames.

Weekly Services

•    Spot clean, sweep, mop and buff granite flooring.

Quarterly Services

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

•    Shampoo or steam clean (as requested by Manager) all carpeting in corridors. At an additional charge

1.4    Passenger and Freight Elevator Cleaning

Nightly Services

•    Polish all chrome rails on elevator walls.
•    Clean cab interior doors and other interior elevator surfaces.
•    Spot clean outside surfaces of elevator doors and jambs.
•    Spot clean hard surface flooring as needed.

Weekly Services

•    Thoroughly clean interior stainless steel surfaces and exterior surfaces of all doors and frames.
•    Steel-wool clean all thresholds.
•    Deep clean all hard surface flooring.

Quarterly Services

•    Wipe clean all elevator cab lamps.
•    Wipe clean entire cab ceiling.

1.5    Garage Elevator Cleaning

Nightly Services

•    Clean all interior doors and other interior elevator surfaces.
•    Spot clean outside surfaces of elevator doors and jambs.
•    Spot clean hard surface flooring as needed.
•    Spot-clean fingerprints and marks from walls, doors and glass as required.
•    Empty all receptacles located outside vestibule.
•    Spot-clean receptacle as needed.

Weekly Services

•    Thoroughly clean interior stainless steel surfaces and exterior surfaces of all doors and frames.
•    Steel-wool clean all thresholds.
•    Deep clean all hard surface flooring.

Quarterly Services

•    Wipe clean all elevator cab lamps.
•    Wipe clean entire cab ceiling.

1.6        Fitness Center (if applicable)

Nightly Services

•    Restock rest rooms with supplies, including paper towels, toilet tissue, soap, sanitary napkins and tampons as required.
•    Clean and polish all mirrors, dispensers, faucets, grab bars, flushometers, and bright work with non-scratch disinfectant cleaner.
•    Mop all floors with an approved disinfectant germicidal solution.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

•    Clean all toilets, toilet seats, urinals and sinks with an approved disinfectant germicidal solution. Remove stains as necessary and clean underside of rims of urinals and bowls.
•    Empty and sanitize all waste and sanitary napkin/tampon receptacles.
•    Remove all rest room trash.
•    Spot-clean fingerprints, marks and graffiti from lockers, walls, partitions, glass, aluminum and light switches as required.
•    Clean where liquid or other materials have been spilled.
•    Wipe down all tile walls and partitions. Partitions shall be left clean and unstreaked.
•    Disinfect/clean tile in all showers.
•    Clean and polish bright work with non-scratch disinfectant cleaner in all showers.

Weekly Services

•    Dust all low-reach and high-reach areas, including, but not limited to structural ledges, mirror tops, partition tops and edges.
•    Deep clean tile located underneath urinals, bowls, and paper towel dispensers.
•    Wet wipe all doors and door jambs.

Monthly Services

•    Dust all air conditioning diffusers, ventilation and return air grills.

Quarterly Services

•    Scrub or otherwise recondition ceramic tile to provide a level of appearance equivalent to a completely refinished floor.

1.7    Equipment

Contractor agrees to purchase all equipment necessary to perform the work provided within the contract. Appropriately tested and approved implements, machinery and cleaning supplies for the satisfactory performance of all services required under this Contract shall be the responsibility of the Contractor and shall be Owner approved. All carts, gondolas, dollies, etc. used throughout the building shall be protected with bumpers to safeguard the premises. All electrical equipment shall be maintained in safe operating condition. No cords shall be spliced, extended, etc. to a length greater than 100 feet.

1.8    Personnel

•    Contractor’s personnel shall be carefully interviewed, screened, referenced and covered by bond.
•    Contractor shall employ adequate competent English-speaking supervisory personnel.
•    Contractor shall make reasonable and prompt restitutions by cash, replacement or repair, subject to the approval of the Property Manager, for any damage for which Contractor is liable.
•    Contractor shall maintain complete personnel files on all employees, including documentation of employment and termination dates.
•    Contractor shall develop and maintain an orientation and training program for service employees involved with Contract. Such training program shall be approved by Manager and shall include but not be limited to the following:

-    Tour of the building as it relates to the employee’s responsibilities.
-    Compensation, fringe benefits, and the required use and maintenance of uniforms.
-    Clear understanding of job responsibilities.
-    Clear understanding of cleaning methods and the proper use of products and equipment.
-    Cleaning standards expected of each employee.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

•    Contractor will implement and maintain its own inventory system as required to control supplies and equipment. Manager shall have no responsibility for supplies and equipment.
•    Contractor shall furnish and enforce use of uniforms and photo identification badges for every employee in its employ.

1.9    Extraordinary Services

It is agreed that Contractor may perform over the above building standard cleaning services for tenants in the Building from time to time, as requested by Manager. Contractor agrees to respond promptly with price quotations as requirements are generated.

1.10    Day porter Schedule

Day porters shall be on duty, in suitable shifts as determined by Manager Monday through Friday. Uniforms will be worn at all times. Day porters are under the exclusive direction of the Property Management Team. The duties shall include, but not be limited to, the following:

•    Sign in and report daily to Property Management Team for assignments.
•    Police and maintain elevator cabs, including vacuuming and spot cleaning of carpet, glass and bright metals, as required.
•    Police restrooms on all floors, restocking toilet tissue, soap dispensers and seat covers, and emptying trash, as required. Report to management any restrooms which are out of order.
•    Perform periodic cleaning, such as light fixtures.
•    Sweep and spot clean lobby floors and elevator waiting areas, keeping floors free from trash.
•    Perform emergency jobs, such as mopping floors when a leak occurs or any other emergency which might require special attention.
•    Empty waste containers and ash urns on the property perimeters, parking garages, replacing sand in ash urns as necessary.
•    Place ice melt and remove snow when necessary from all entrance way and sidewalks.
•    Place rain mats when appropriate, vacuum rain mats as necessary.
•    Keep entrance door glass and frames in clean condition.
•    Clean loading dock areas and garage ramps.
•    All other duties as requested by Management.

1.11     High Performance Cleaning Program

Staffing EQ prerequisite 3:

-    Outline how you will staff the building
-    Outline how you will train the cleaning staff in the hazards, use, maintenance disposal and recycling of cleaning chemicals, equipment and packaging.

Hard Floor and Carpeting SS Prerequisite 3:

•     Provide Standard Operating Procedures for sustainable cleaning of hard floor and carpeting. The procedures must include time schedules (audits), equipment used, and specifics on the cleaning process.
•     Disposal of mop water and carpet cleaning by-products.
•     A log detaining all chemicals stored on site with appropriate MSDS sheets.
•     A written floor maintenance plan and log for tracking the number of coats, along with relevant maintenance and restoration practices and dates. Intervals between stripping and recoating should be documented.

Cleaning Products EQ Credit 3.4-3.6:

•     Outline how you will dispense concentrates with appropriate dilution systems.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

•     Proposal must include a list of all cleaning products. The cleaning products must meet one or more of the following standards for the appropriate category:

o     Green Seal GS-37, for general purpose, bathroom, glass and carpet cleaners used for industrial and institutional purposes.
o     Environmental Choice CCD-110, for cleaning and degreasing compounds.
o     Environmental Choice CCD-146, for hard surface cleaners.

Tenant Name: Elevate Credit, Represented by Cushman & Wakefield of Texas, Inc.
Building Name: Spectrum Center
Date: December 19, 2017

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”